Exhibit 99.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 10-Q

(Mark One)

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For period Q3 to ended September 30, 2021

OR

☐ TRANSACTION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from 1st January 2021 to 30th September 2021.

Commission File Number: 000-54191

SINO AGRO FOOD, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	33-1219070
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

Room 3520, Block A, China Shine Plaza

No. 9 Lin He Xi Road

Tianhe District, Guangzhou City, P.R.C. 510610

(Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including area code: (+86)-20-22116293

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Securities registered pursuant to Section 12(g) of the Exchange Act: Common Stock, $0.001 par value per share

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒ No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this annual report or any amendment to this annual report. ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer ☐	Accelerated Filer ☐
Non-Accelerated Filer ☐	Smaller Reporting Company ☒
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

The aggregate market value of the voting stock held by non-affiliates of the issuer on November 5th 2021, based upon the $0.070 per share closing price of such stock on that date, was in round figure of $4,166,149.00.

There were 60,356,776 shares of our common stock issued and outstanding consisting 59,516,423 free trading shares and 840,353 restricted shares as at November 14th 2021.

Documents incorporated by reference: None

ITEM I: The consolidated financial statements:

SINO AGRO FOOD, INC. AND SUBSIDIARIES

i

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

There is no report from any independent registered public accounting firm for this 10 Q3 2021 financial report due to the Covid-19 events prevented our Hong Kong based auditor to be in China to do inspection at sites and verification of our China operations.

The 10 Q3 2021 financials report is an audited financial report.

SINO AGRO FOOD, INC.

CONSOLIDATED BALANCE SHEETS

		September 30,	December 31,
	Note	2021	2020
		(Unaudited)	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	5	$271,743	$188,846
Inventories	6	-	-
Costs and estimated earnings in excess of billings on uncompleted contracts	18	-	-
Deposits and prepayments	7	13,651,183	13,141,301
Accounts receivable, net of allowance for doubtful accounts	8	23,063,519	32,658,330
Other receivables	9	73,300,467	82,083,392
Total current assets		110,286,912	128,071,869
Non-current assets
Plant and equipment, net of accumulated depreciation	10	95,083,386	97,879,543
Construction in progress	11
Land use rights, net of accumulated amortization	12	51,967,143	52,482,217
Total non-current assets		147,050,529	150,361,760
Other assets
Goodwill	13	724,940	724,940
Proprietary technologies, net of accumulated amortization	14	6,338,275	6,562,933
Interest in unconsolidated investees	15	185,646,216	232,100,046
Total other assets		192,709,431	239,387,919

Total assets		$450,046,872	$517,821,549

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable and accrued expenses		$3,274,135	$2,665,150
Billings in excess of costs and estimated earnings on uncompleted contracts	18	-	-
Due to directors		2,099,763	1,985,040
Other payables	19	38,252,484	36,542,468
Borrowings - Short term bank loan	20
Derivative liability	21
Convertible note payable	21
		43,626,382	41,192,658

Non-current liabilities
Other payables	19	-	-
Borrowings - Long term debts and bank loan	20
		-	-

Stockholders’ equity
Common stock: = $0.001 par value (60,352,942 and 59,963,332 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively)	22	60,353	59,963
Additional paid - in capital		135,722,286	135,664,235
Retained earnings		242,514,672	316,408,390
Accumulated other comprehensive income		-51,601,624	-54,997,545
Treasury stock		-1,250,000	-1,250,000
Total Sino Agro Food, Inc. and subsidiaries stockholders’ equity		325,445,687	395,885,043
Non - controlling interest		80,974,803	80,743,848
Total stockholders’ equity		406,420,490	476,628,891
Total liabilities and stockholders’ equity		$450,046,872	$517,821,549

The accompanying notes are an integral part of these consolidated financial statements.

SINO AGRO FOOD, INC.

CONSOLIDATED STATEMENTS OF INCOME AND OTHER COMPREHENSIVE INCOME

	Nine months ended September 30, 2021	Nine months ended September 30, 2020
Revenue
- Sale of goods	$-	$-
-Leasing & contracting income	7,864,457	7,394,568
	7,864,457	7,394,568
Cost of goods sold	-	-
Cost of Leasing & contracting	(1,832,486)	(1,737,751)

Gross profit	6,031,971	5,656,816
General and administrative expenses	(4,025,655)	(4,465,500)
Net income from operations	2,006,316	1,191,316
Other income (expenses)

Government grant	-
Sharee of income from unconsolidated equity investee	(45,902,941)	(21,071,686)
Impairment losses	(29,284,776)	(78,369,613)
Interest expense
Net income (expenses)	(75,187,717)	(99,441,298)

Net income before income taxes	(73,181,401)	(98,249,982)
Provision for income taxes

Net income	(73,181,401)	(98,249,982)
Less: Net (income) loss attributable to non - controlling interest	(712,317)	5,651,472
Net income attributable to Sino Agro Food Inc. and subsidiaries	(73,893,718)	(92,598,510)
Other comprehensive income (loss) - Foreign currency translation gain (loss)	2,914,559	4,625,468
Comprehensive income	(70,979,159)	(87,973,042)
Less: Other comprehensive (income) loss attributable to non - controlling interest	481,362	654,754
Comprehensive income attributable to the Sino Agro Food, Inc. and subsidiaries	(70,497,797)	$(87,318,288)

Earnings per share attributable to the Sino Agro Food, Inc. and subsidiaries common stockholders:
Basic	(1.23)	$(1.57)
Diluted	(1.23)	$(1.57)

Weighted average number of shares outstanding:

Basic	60,223,072	59,129,480
Diluted	60,223,072	59,129,480

The accompanying notes are an integral part of these consolidated financial statements.

SINO AGRO FOOD, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	2021Q1-3	2020Q1-3
Cash flows from operating activities
Net income (loss) for the year	$(73,181,401)	(98,249,982)
Adjustments to reconcile net income for the year to net cash from operations:
Depreciation	9,238,958	8,777,010
Amortization	5,239,285	4,924,928
Gain on deemed disposal of subsidiaries
Impairment losses	29,284,776	78,369,613
Share of unconsolidated equity investee	45,902,941	21,071,686
Changes in operating assets and liabilities:
Decrease in inventories	-	-
(Increase) decrease in cost and estimated earnings in excess of billings on uncompleted contacts
Increase in deposits and prepaid expenses	(10,058,643)	(2,867,603)
(Decrease) increase in due to a director	114,723
Increase/(decrease) in accounts payable and accrued expenses	608,985	7,399,051
Increase in other payables	1,710,016	3,875,974
Decrease (increase) in accounts receivable	(14,260,831)	(3,071,560)
(Decrease) increase in tax payable
Increase (decrease) in billings in excess of costs and estimated earnings on uncompleted contracts
Decrease in other receivables	8,782,925	(18,959,177)
Net cash provided by operating activities	3,381,734	1,269,940
Cash flows from investing activities
Acquisition of plant, property and equipment	-
Payment for construction in progress	-
Proceed from disposal of a long term investee
Proceed from disposal of plant, property and equipment	-
Net cash used in investing activities	-
Cash flows from financing activities
-Proceeds from convertible bond payable	-
Capital contribution from non-controling interest	-
Proceeds from short term debts
Long term debts repaid	-
Short term bank loan repaid
Net cash provided by financing activities	-
Effects on exchange rate changes on cash	(3,298,837)	(1,251,257)

(Decrease)/increase in cash and cash equivalents	82,897	18,683
Cash and cash equivalents, beginning of year	188,846	185,895
Cash and cash equivalents, end of year	$271,743	204,578

Notes:
Non - cash transactions
Impairment losses from account receivable	29,284,776	55,799,164
Impairment losses from other receivable	-	22,570,449

The accompanying notes are an integral part of these consolidated financial statements.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	CORPORATE INFORMATION

Sino Agro Food, Inc. (the “ Company” or “SIAF”) (formerly known as Volcanic Gold, Inc. and A Power Agro Agriculture Development, Inc.) was incorporated on October 1, 1974 in the State of Nevada, United States of America.

The Company was engaged in the mining and exploration business but ceased its mining and exploring business on October 14, 2005. On August 24, 2007, the Company entered into a Merger and Acquisition Agreement with Capital Award Inc., a Belize corporation (“CA”) and its subsidiaries Capital Stage Inc. (“CS”) and Capital Hero Inc. (“CH”). Effective the same date, CA completed a reverse merger transaction with SIAF. SIAF acquired all the outstanding common stock of CA from Capital Adventure, a shareholder of CA, for 3,232,323 shares of the Company’s common stock.

On August 24, 2007 the Company changed its name from Volcanic Gold, Inc. to A Power Agro Agriculture Development, Inc. On December 8, 2007, the Company changed its name to Sino Agro Food, Inc.

On September 5, 2007, the Company acquired three existing businesses in the People’s Republic of China (the “P.R.C.”):

(a)	Hang Yu Tai Investment Limited (“HYT”), a company incorporated in Macau, the owner of 78% equity interest in ZhongXingNongMu Ltd (“ZX”), a company incorporated in the P.R.C.;

(b)	Tri-Way Industries Limited (“TRW”), a company incorporated in Hong Kong; and

(c)	Macau Eiji Company Limited (“MEIJI”), a company incorporated in Macau, the owner of 75% equity interest in Enping City Juntang Town Hang Sing Tai Agriculture Co. Ltd. (“HST”), a P.R.C. corporate Sino-Foreign joint venture. HST was dissolved in 2010.

On November 27, 2007, MEIJI and HST established a corporate Sino - Foreign joint venture, Jiang Men City Heng Sheng Tai Agriculture Development Co. Ltd. (“JHST”), a company incorporated in the P.R.C. with MEIJI owning a 75% interest and HST owning a 25% interest.

On November 26, 2008, SIAF established Pretty Mountain Holdings Limited (“PMH”), a company incorporated in Hong Kong with an 80% equity interest. On May 25, 2009, PMH formed a corporate Sino-Foreign joint venture, Qinghai Sanjiang A Power Agriculture Co. Ltd. (“SJAP”), incorporated in the P.R.C., of which PMH owns a 45% equity interest. At the time, the remaining 55% equity interest in SJAP was owned by the following entities:

●	Qinghai Province Sanjiang Group Company Limited (English translation) (“Qinghai Sanjiang”), a company incorporated in the P.R.C with major business activities in the agriculture industry; and

●	Guangzhou City Garwor Company Limited (English translation) (“Garwor”), a company incorporated in the P.R.C., specializing in sales and marketing.

SJAP is engaged in the business of manufacturing bio-organic fertilizer, livestock feed and development of other agriculture projects in the County of Huangyuan, in the vicinity of the Xining City, Qinghai Province, P.R.C.

In September 2009, the Company carried out an internal reorganization of its corporate structure and business, and formed a 100% owned subsidiary, A Power Agro Agriculture Development (Macau) Limited (“APWAM”), which was formed in Macau. APWAM then acquired PMH’s 45% equity interest in SJAP. By virtue of the acquisition, APWAM assumed all obligations and liabilities of PMH under the Sino Foreign Joint Venture Agreement. On May 7, 2010, Qinghai Sanjiang sold and transferred its equity interest in SJAP to Garwor. The State Administration for Industry and Commerce of Xining City Government of the PRC approved the sale and transfer. As a result, APWAM owned 45% of SJAP and Garwor owned the remaining 55%.

On September 9, 2010, an application was submitted by the Company to the Companies Registry of Hong Kong for deregistration of PMH under Section 291AA of the Hong Kong Companies Ordinance. On January 28, 2011, PMH was dissolved

On March 23, 2018, Qinghai Quanwang Investment Management Company Limited (“Quanwang”) acquired 8.3% equity interest in SJAP for total cash consideration of $459,137. As of December 31, 2019, APWAM owned 41.25% of SJAP, Garwor owned 50.45% and Quanwang owned the remaining 8.3%.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	CORPORATE INFORMATION (CONTINUED)

On February 15, 2011 and March 29, 2011, the Company entered into an agreement and a memorandum of understanding (an “MOU”), respectively, to sell 100% equity interest in HYT group (including HYT and ZX) to Mr. Xin Ming Sun, a director of ZhongXingNong Nu Co., Ltd for $45,000,000, with effective date of January 1, 2011.

On February 28, 2011, the Company applied to form Enping City Bi Tao A Power Prawn Culture Development Co Limited (“EBAPCD”) , and the Company would indirectly own a 25% equity interest in future Sino Joint Venture Company (pending approval).

On February 28, 2011, TRW applied to form a corporate joint venture, Enping City Bi Tao A Power Fishery Development Co., Limited (“EBAPFD”), incorporated in the PRC. TRW owned a 25% equity interest in EBAPFD. On November 17, 2011, TRW formed Jiang Men City A Power Fishery Development Co., Limited (“JFD”) in which it acquired a 25% equity interest, while withdrawing its 25% equity interest in EBAPFD. As of December 31, 2011, the Company had invested for total cash consideration of $1,258,607 in JFD. JFD operates an indoor fish farm. On January 1, 2012, the Company acquired an additional 25% equity interest in JFD for total cash consideration of $1,662,365. As of January 1, 2012, the Company had consolidated the assets and operations of JFD. On April 1, 2012, the Company acquired an additional 25% equity interest in JFD for the total cash consideration of $1,702,580. These acquisitions were at our option according the terms of the original development agreement. The Company owned a 75% equity interest in JFD, representing majority of voting rights and controls its board of directors. On August 15, 2016, the acquisition agreement was executed by TRW for acquiring the other 25% equity in JFD which was a Sino Foreign Joint Venture Co. that TRW had 100% equity interest with effect on October 5, 2016. Upon the acquisitions of 3 additional prawn farms assets at fair value of $238.32 million from respective third parties and the master technology license at fair value of $30 million from Capital Award, Inc. by JFD, and the consideration of the above acquisitions were planned to be settled by the new issue shares of 99,990,000 TRW shares at $3.41 amounting to $340.53 million on or before March 31, 2018. As a result, SIAF’s equity interest in TRW was diluted from 100% to 23.89% with effective on October 5, 2016. The above transactions leaded the Company loss of control over TRW group, the Company’s investments in TRW and JFD were reclassified from a subsidiary to investments in unconsolidated equity investees as of October 5, 2016. The dilution of the Company’s investments in TRW group constituted a deemed disposal of the subsidiaries. The deemed gain on disposal of $56,947,005 was recorded in net income from discontinued operations of the consolidated statements of income and other comprehensive income of the Company for the year ended 31 December 2016. On October 1, 2016, the Company took up all assets and all liabilities of TRW and JFD except plant and equipment - fish farm. The Company converted the amount due from unconsolidated equity investee into equity interest during the fourth quarter of 2018, which resulted in equity interest in TRW from 23.89% to 36.60%

On April 15, 2011, MEIJI applied to form Enping City A Power Cattle Farm Co., Limited (“ECF”), all of which the Company would indirectly own a 25% equity interest on November 17, 2011. On January 1, 2012, the Company had invested $1,076,489 in ECF and the amount was settled in contra against accounts receivable due from ECF. On September 17, 2012 MEIJI formed Jiang Men City Hang Mei Cattle Farm Development Co., Limited (“JHMC”) and acquired additional 50% equity interest for the total cash consideration of $2,944,176 on September 30, 2012 while withdrawing its 25% equity interest in ECF. This acquisition was at our option according to the terms of the original development agreement. The Company presently owns 75% equity interest in JHMC, representing majority of voting right and controls its board of directors. As of September 30, 2012, the Company had consolidated the assets and operations of JHMC. As of December 31, 2018, MEIJI total investment in JHMC was $4,385,101.

On July 18, 2011, the Company formed Hunan Shenghua A Power Agriculture Co., Limited (“HSA”), in which the Company owns a 26% equity interest, and SJAP owns a 50% equity interest with the Chinese partner owning the remaining 24%. On April 5, 2018, SJAP transfer all of its equity interest to MEIJI. As of December 31, 2018, MEIJI total investment in HSA was $1,651,774.

On November 12, 2013, the Company acquired a shell company, Goldcup9203 AB, incorporated in Sweden, in which the Company owns a 100% equity interest. Goldcup 9203 AB changed its name to Sino Agro Food Sweden AB (publ) (“SAFS”). During the year ended December 31, 2016, SAFS changed to a private company. As of December 31, 2018, the Company invested $77,664 in SAFS. The Company delisted from Merkur Market on 10th September 2019, and subsequently by 31st December 2019 SAFS was dissolved.

SJAP formed Qinghai Zhong He Meat Products Co., Limited (“QZH”) , with SJAP would owning 100% equity interest. SJAP formed Qinghai Zhong He Meat Products Co., Limited (“QZH”), with SJAP would owning 100% equity interest. On October 25, 2015, both QZH and new stockholder, Qinghai Quanwang Investment Management Co., Ltd (“QQI”) contributed additional capital of $4,157,682 and $769,941, respectively. As a result, SJAP decreased its equity interest from 100% to 85% and QQI owned a 14% equity interest. In addition, according to investment agreement between QZH and QQI, (i) QQI only enjoy interest 6% annually on its capital contribution and did not enjoy profit distribution; (ii) investment period was 3 years only, and (iii) SJAP shared 100% on profit or loss after deduction 6% interest to QQI and enjoyed 100% voting rights of QZH’s board and stockholders meetings. SJAP disposed its 85% equity interest in QZH for RMB2 (equivalent to $0) for cash and completed on December 30, 2018. As a result, QZH was derecognized as variable interest entity of the company. On September 30th 2019, Mr. Solomon Lee resigned as the Chairman of SJAP resulting in categorization of SJAP as an Investor in Associate from a subsidiary status.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	CORPORATE INFORMATION (CONTINUED)

Up until September 30th 2019, revenues have been generated from activities that the Company divided into five stand-alone business divisions or units: (1) Fishery development (in consulting and services), (2) Cattle & Beef (fully integrated activity), (3) Organic Fertilizer, (4) HU Plantation, and (5) Marketing and Trading.

The fully integrated Cattle and Beef business was gradually being scaled down from year 2016 onward after the China Government relaxed its importation policies to allow many countries (i.e. Australia, NZ, Countries of South America and Canada etc.) to import beef into China affecting its domestic cattle rearing and beef industry. SJAP lost in excessive of US$30 million by year ended December 31st 2017 and by September 30th 2019, it reduced its large fully integrated activity into a small operation keeping and maintaining the production of fertilizer at less than 8,000 MT per year comparing to over 35,000 MT per year in 2015 and the production of concentrated live-stock feed at less than 3000 MT per year compares to over 15,000 MT in 2016 and fattening less than 1500 heads of live cattle at its own farm compares to 2015’s around 25,000 heads of live cattle reared and fattening by 20 corporative farms that consisted over 2,000 individual farmers collectively.

From 1st October 2019 onward, SJAP contracted the said small maintaining operation to its existing management.

The Company currently maintains operations of its services in engineering consulting and specializing in the development of agriculture and aquaculture projects whereas operations of its HU Plantation, Asian “Yellow cattle” demonstration farm, and HSA’s manufacturing of fertilizer were contracted out to their respective farm’s management since 30th September 2019.

The Company is now the investor in two Associates originated from subsidiary status namely SJAP and Tri-way; whereas Tri-way is in the aquaculture segment contracting out it’s aqua-farms’ operations (inclusive Aqua-farm 1, 2 and 3 & b) to respective farm’s managements and JFD, it’s fully owned subsidiary in China, has the sole right to market and distribute the said Aqua-farms’ productions by buying from and selling all fishery productions of the said contracted aqua-farms. Operation of Aqua-farm 4 and 5 of the Zhongshen Mega Farm Development ceased since September 30th 2019 failing the Company’s original ambition to become one of the biggest prawn producers in the world by year end of 2024.

Therefore from 1st October 2019 onward, Revenues of the Company are generated from (i). Incomes derived from CA’s Engineering Consulting and services, (ii). Incomes derived from the contractual agreements of JHST, MEIJI and HSA, (iii). CA’s (or the Corporate) marketing and Trading business and (iv). Incomes generated from its investments in SJAP and Tri-way.

The Company’s principal executive office is located at Room 3520 Block A, China Shine Plaza, No. 9 Lin He Xi Road, Tianhe District, Guangzhou City, Guangdong Province, P.R.C., 510610.

The nature of the operations and principal activities of the Company and its subsidiaries are described in Note 2.2.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.1	FISCAL YEAR

The Company has adopted December 31 as its fiscal year end.

2.2	REPORTING ENTITIES

Name of subsidiaries	Place of incorporation	Percentage of interest*	Principal activities
Capital Award Inc. (“CA”)	Belize	100% (2019: 100%) directly	Fishery development and holder of A-Power Technology master license.

Capital Hero Inc. (“CS”)	Belize	100%(2019:100%)indirectly	Dormant Capital HeroInc.

(“CH”)Capital Stage Inc. (CH)	Belize	100% (2019: 100%) indirectly	Dormant Capital Stage Inc.(CS)

Macau Eiji Company Limited (“MEIJI”)	Macau, P.R.C.	100% (2019: 100%) directly	Investment holding, cattle farm development, beef cattle and beef trading

Sino Agro Food Sweden AB (“SAFS”).	Sweden	100% (2019 : 100%) directly	Dormant: Dissolved 31st December

A Power Agro Agriculture Development (Macau) Limited (“APWAM”)	Macau, P.R.C.	100% (2019: 100%) directly	Investment holding

Jiang Men City Heng Sheng Tai Agriculture Development Co. Ltd (“JHST”)	P.R.C.	75% (2019: 75%) Indirectly	HylocereusUndatus Plantation (“HU Plantation”).

Jiang Men City Hang Mei Cattle Farm Development Co., Limited (“JHMC”)	P.R.C.	75% (2019:75%) indirectly	Beef cattle cultivation

Hunan Shenghua A Power Agriculture Co., Limited (“HSA”)	P.R.C.	76% (2019:76%) indirectly	Manufacturing of organic fertilizer, livestock feed, and beef cattle and sheep cultivation, and plantation of crops and pastures

Name of associate (investee)	Place of incorporation	Percentage of interest*	Principal activities
Qinghai Sanjiang A Power Agriculture Co., Ltd (“SJAP”)	P.R.C.	41.25% (2019: 41.25%) indirectly	Manufacturing of organic fertilizer, livestock feed, and beef cattle

Tri-way Industries Limited	Hong Kong, P.R.C.	36.6% (2019: 36.6%) directly	A-Power Technology license (P.R.C.)
Sales and marketing of fishery production& products.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.3	BASIS OF PRESENTATION

The consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

2.4	BASIS OF CONSOLIDATION

The consolidated financial statements include the financial statements of the Company, its subsidiaries CA, CS, CH, MEIJI, JHST, JHMC, HSA, APWAM, SAFS and its variable interest entity SJAP. All material inter-company transactions and balances have been eliminated in consolidation.

SIAF, CA, CS, CH, MEIJI, JHST, JHMC, HSA, APWAM, SAFS, and SJAP are hereafter referred to as (the “Company”).

2.5	BUSINESS COMBINATION

The Company adopted the accounting pronouncements relating to business combination (primarily contained in ASC Topic 805 “Business Combinations”), including assets acquired and liabilities assumed on arising from contingencies. These pronouncements established principles and requirement for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquisition as well as provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. In addition, these pronouncements eliminate the distinction between contractual and non-contractual contingencies, including the initial recognition and measurement criteria and require an acquirer to develop a systematic and rational basis for subsequently measuring and accounting for acquired contingencies depending on their nature. The Company’s adoption of these pronouncements will have an impact on the manner in which it accounts for any future acquisitions.

2.6	NON - CONTROLLING INTEREST IN CONSOLIDATED FINANCIAL STATEMENTS

The Company adopted the accounting pronouncement on non-controlling interests in consolidated financial statements, which establishes accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. This guidance is primarily contained in ASC Topic “Consolidation.” It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated financial statements. The adoption of this standard has not had material impact on the Company’s consolidated financial statements.

2.7	USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with US GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods covered thereby. Actual results could differ from these estimates. Judgments and estimates of uncertainties are required in applying the Company’s accounting policies in certain areas. The following are some of the areas requiring significant judgments and estimates: determinations of the useful lives of assets, estimates of allowances for doubtful accounts, cash flow and valuation assumptions in performing asset impairment tests of long-lived assets, estimates of the realization of deferred tax assets and inventory reserves.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.8	REVENUE RECOGNITION

In May 2014, the FASB issued Accounting Standard Update 2014-09, Revenue from Contracts with Customers (Topic 606), which replaces numerous requirements in U.S. GAAP, including industry specific requirements, and provides a single revenue recognition model for recognizing revenue from contracts with customers. The Company adopted this standard effective January 1, 2018.

The core principle of the new standard is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. This requires companies to identify contractual performance obligations and determine whether revenue should be recognized at a point in time or over time, based on when control of goods and services transfers to a customer. The Company’s revenues generated mainly from trading of frozen food and sales of agricultural products are recognized at a point in time.

The ASU requires the use of a new five-step model to recognize revenue from customer contracts. The five-step model requires that the Company (i) identify the contract with the customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, including variable consideration to the extent that it is probable that a significant future reversal will not occur, (iv) allocate the transaction price to the respective performance obligations in the contract, and (v) recognize revenue when (or as) the Company satisfies the performance obligation. The application of the five-step model to the revenue streams compared to the prior guidance did not result in significant changes in the way the Company records its revenues.

Multiple-Element Arrangements

To qualify as a separate unit of accounting under ASC 605-25 “Multiple Element Arrangements”, the delivered item must have value to the customer on a standalone basis. The significant deliverables under the Company’s multiple-element arrangements are consulting and service under development contract, commission and management service.

Revenues from the Company’s consulting and services under development contracts are performed under fixed-price contracts. Revenues under long-term contracts are accounted for under the percentage-of-completion method of accounting in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 605, Revenue Recognition (“ASC 605”). Under the percentage-of- completion method, the Company estimates profit as the difference between total estimated revenue and total estimated cost of a contract and recognize that profit over the contract term. The percentage of costs incurred determines the amount of revenue to be recognized. Payment terms are generally defined by the installation contract and as a result may not match the timing of the costs incurred by the Company and the related recognition of revenue. Such differences are recorded as either costs or estimated earnings in excess of billings on uncompleted contracts or billings in excess of costs and estimated earnings on uncompleted contracts. The Company determines a customer’s credit worthiness at the time an order is accepted. Sudden and unexpected changes in a customer’s financial condition could put recoverability at risk.

The percentage of completion method requires the ability to estimate several factors, including the ability of the customer to meet its obligations under the contract, including the payment of amounts when due. If the Company determines that collectability is not assured, the Company will defer revenue recognition and use methods of accounting for the contract such as the completed contract method until such time as the Company determines that collectability is reasonably assured or through the completion of the project.

For fixed-price contracts, the Company uses the ratio of costs incurred to date on the contract to management’s estimate of the contract’s total costs, to determine the percentage of completion on each contract. This method is used as management considers expended costs to be the best available measure of progression of these contracts. Contract costs include all direct material, subcontract and labor costs and those indirect costs related to contract performance, such as supplies, tool repairs and depreciation. The Company accounts for maintenance and repair services under the guidance of ASC 605 as the services provided relate to construction work. Contract costs incurred to date and expected total contract costs are continuously monitored during the term of the contract. Changes in job performance, job conditions, and estimated profitability arising from contract penalty, change orders and final contract settlements may result in revisions to the estimated profit ability during the contract. These changes, which include contracts with estimated costs in excess of estimated revenues, are recognized as contract costs in the period in which the revisions are determined. Profit incentives are included in revenues when their realization is reasonably assured. At the point the Company anticipates a loss on a contract, the Company estimates the ultimate loss through completion and recognizes that loss in the period in which the loss was identified.

The Company does not provide warranties to customers on a basis customary to the industry, however, customers can claim warranty directly from product manufacturers for defects in equipment or products. Historically, the Company has experienced no warranty claims.

The Company provides various management services to its customers in the P.R.C. based on a negotiated fixed-price contract. The clients usually pay the fees when the services contract is signed and services are rendered. The Company recognizes these services-based revenues from contracts when (i) management services are rendered; (ii) clients recognize the completion of services; and (iii) collectability is reasonably assured. Fees received in advance are recorded as deferred revenue under current liabilities.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.9	COST OF GOODS SOLD AND COST OF SERVICES

Cost of goods sold consists primarily of direct purchase cost of merchandise goods, and related levies. Cost of services consist primarily direct cost and indirect cost incurred to date for development contracts and provision for anticipated losses for development contracts.

2.10	SHIPPING AND HANDLING

Shipping and handling costs related to cost of goods sold are included in general and administrative expenses, which totaled $0 and $0 for the nine months ended September 30, 2021 and 2020, respectively.

2.11	ADVERTISING

Advertising costs are included in general and administrative expenses, which totaled $0, and $0 for the nine months ended September 30, 2021 and 2020, respectively.

2.12	RESEARCH AND DEVELOPMENT EXPENSES

Research and development expenses are included in general and administrative expenses, which totaled $0 and $0 for the nine months ended September 30, 2021 and 2020, respectively.

2.13	FOREIGN CURRENCY TRANSLATION AND OTHER COMPREHENSIVE INCOME

The reporting currency of the Company is the U.S. dollars. The functional currency of the Company is the Chinese Renminbi (RMB).

For those entities whose functional currency is other than the U.S. dollars, all assets and liabilities are translated into U.S. dollars at the exchange rate on the balance sheet date; shareholders’ equity is translated at historical rates and items in the statements of income and of cash flows are translated at the average rate for the period. Because cash flows are translated based on the average translation rate, amounts related to assets and liabilities reported in the statements of cash flows will not necessarily agree with changes in the corresponding balances in the balance sheets. Translation adjustments resulting from this process are included in accumulated other comprehensive income in the statements of shareholders’ equity. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the statements of income and comprehensive income, as incurred.

Accumulated other comprehensive income in the consolidated statement of shareholders’ equity amounted to $ (51,601,424) as of September 30, 2021 and $ (54,997,545) as of December 31, 2020. The balance sheet amounts with the exception of equity as of September 30, 2021 and December 31, 2020 were translated using an exchange rate of RMB 6.49 to $1.00 and RMB 6.52 to $1.00, respectively. The average translation rates applied to the statements of income and other comprehensive income and of cash flows for the nine months ended September 30, 2021 and 2020 were RMB 6.47 to $1.00 and RMB 6.81 to $1.00, respectively.

2.14	CASH AND CASH EQUIVALENTS

The Company considers all highly liquid securities with original maturities of three months or less when acquired to be cash equivalents. Cash and cash equivalents kept with financial institutions in the P.R.C. are not insured or otherwise protected. Should any of those institutions holding the Company’s cash become insolvent, or should the Company become unable to withdraw funds for any reason, the Company could lose the cash on deposit with that institution.

2.15	ACCOUNTS RECEIVABLE

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded primarily on a specific identification basis.

The standard credit period for most of the Company’s clients is three months. The collection period over 1 year is classified as long-term accounts receivable. Management evaluates the collectability of the receivables at least quarterly.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.16	INVENTORIES

Inventories are valued at the lower of cost (determined on a weighted average basis) and net realizable value. Costs incurred in bringing each product to its location and conditions are accounted for as follows:

(a)	raw materials - purchase cost on a weighted average basis;

(b)	manufactured finished goods and work-in-progress - cost of direct materials and labor and a proportion of manufacturing overhead based on normal operation capacity but excluding borrowing costs; and

(c)	retail and wholesale merchandise finished goods - purchase cost on a weighted average basis.

Net realizable value is the estimated selling price in the ordinary course of business, less estimated costs for completion and the estimated costs necessary to make the sale.

2.17	PLANT AND EQUIPMENT

Plant and equipment are stated at cost less accumulated depreciation and any accumulated impairment losses. Such costs include the cost of replacing parts that are eligible for capitalization when the cost of replacing the parts is incurred. Similarly, when each major inspection is performed, its cost is recognized in the carrying amount of the plant and equipment as a replacement only if it is eligible for capitalization. The assets’ residual values, useful lives and depreciation methods are reviewed, and adjusted if appropriate, at each financial year end.

Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets.

Plant and machinery	5 - 10 years
Structure and leasehold improvements	10 - 30 years
Mature seeds and herbage cultivation	20 years
Furniture and equipment	2.5 - 10 years
Motor vehicles	4 - 10 years

An item of plant and equipment is removed from the accounts upon disposal or when no future economic benefits are expected to arise from the continued use of the asset. Any gain or loss arising on disposal of the asset (calculated as the difference between the net disposal proceeds and the carrying amount of the item) is included in the consolidated statements of income in the period the item is disposed.

2.18	GOODWILL

Goodwill is an asset representing the fair economic benefits arising from other assets acquired in a business combination that are not individually identified or separately recognized. Goodwill is tested for impairment on an annual basis at the end of the Company’s fiscal year, or when impairment indicators arise. The Company uses a fair-value-based approach to test for impairment at the level of each reporting unit. The Company directly acquired MEIJI, which is the holding company of JHST that operates the Hu Plantation. As a result of this acquisition, the Company recorded goodwill in the amount of $724,940. This goodwill represents the fair value of the assets acquired in these acquisitions over the cost of the assets acquired.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.19	PROPRIETARY TECHNOLOGIES

A master license of stock feed manufacturing technology was acquired and the costs of acquisition are capitalized as proprietary technologies when technological feasibility has been established. Cost of acquisition of stock feed manufacturing technology master license is amortized using the straight-line method over its estimated life of 25 years.

An aromatic cattle-feeding formula was acquired and the costs of acquisition are capitalized as proprietary technologies when technological feasibility has been established. Cost of acquisition on aromatic cattle-feeding formula is amortized using the straight-line method over its estimated life of 20 years.

The cost of sleepy cods breeding technology license is capitalized as proprietary technologies when technological feasibility has been established. Cost of granting sleepy cods breeding technology license is amortized using the straight-line method over its estimated life of 25 years.

Bacterial cellulose technology license and related trade mark are capitalized as proprietary technologies when technological feasibility has been established. Cost of license and related trade mark is amortized using the straight-line method over its estimated life of 20 years.

The Company has determined that technological feasibility is established at the time a working model of products is completed. Proprietary technologies are intangible assets of finite lives. Management evaluates the recoverability of proprietary technologies on an annual basis at the end of the Company’s fiscal year, or when impairment indicators arise. As required by ASC Topic 350 “Intangible - Goodwill and Other”, the Company uses a fair-value-based approach to test for impairment.

2.20	CONSTRUCTION IN PROGRESS

Construction in progress represents direct costs of construction as well as acquisition and design fees incurred. Capitalization of these costs ceases and the construction in progress is transferred to property and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until construction is completed and the asset is ready for its intended use.

2.21	LAND USE RIGHTS

Land use rights represent acquisition of rights to agricultural land from farmers and are amortized on the straight-line basis over their respective lease periods. The lease period of agricultural land is in the range from 10 to 60 years. Land use rights purchase prices were determined in accordance with the P.R.C. Government’s minimum lease payments on agricultural land and mutually agreed to terms between the Company and the vendors.

2.22	EQUITY METHOD INVESTMENTS

Investee entities, in which the company can exercise significant influence, but not control, are accounted for under the equity method of accounting. Under the equity method of accounting, the company’s share of the earnings or losses of these companies is included in net income. A loss in value of an investment that is other than a temporary decline is recognized as a charge to operations. Evidence of a loss in value might include, but would not necessarily be limited to absence of an ability to recover the carrying amount of the investment or inability of the investee to sustain an earnings capacity that would justify the carrying amount of the investment.

2.23	CORPORATE JOINT VENTURE

A corporation formed, owned, and operated by two or more businesses as a separate and discrete business or project (venture) for their mutual benefit is considered to be a corporate joint venture. Investee entities, in which the Company can exercise significant influence, but not control, are accounted for under the equity method of accounting. Under the equity method of accounting, the Company’s share of the earnings or losses of these companies is included in net income.

A loss in value of an investment that is other than a temporary decline is recognized as a charge to operations. Evidence of a loss in value might include, but would not necessarily be limited to, the absence of an ability to recover the carrying amount of the investment or inability of the investee to sustain an earnings capacity that would justify the carrying amount of the investment.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.24	VARIABLE INTEREST ENTITY

A variable interest entity (“VIE”) is an entity (investee) in which the investor has obtained less than a majority interest, according to the Financial Accounting Standards Board (FASB). A VIE is subject to consolidation if a VIE meets one of the following three criteria as elaborated in ASC Topic 810-10, Consolidation:

(a)	equity-at-risk is not sufficient to support the entity’s activities;

(b)	as a group, the equity-at-risk holders cannot control the entity; or

(c)	the economics do not coincide with the voting interest.

If a firm is the primary beneficiary of a VIE, the holdings must be disclosed on the balance sheet. The primary beneficiary is defined as the person or company with the majority of variable interests. A corporation formed, owned, and operated by two or more businesses (ventures) as a separate and discrete business or project (venture) for their mutual benefit is defined as a joint venture.

2.25	TREASURY STOCK

Treasury stock means shares of a corporation’s own stock that have been issued and subsequently reacquired by the corporation. Converting outstanding shares to treasury shares does not reduce the number of shares issued but does reduce the number of shares outstanding. These shares are not eligible to receive dividends. Accounting for excesses and deficiencies on treasury stock transactions is governed by ASC 505-30-30.

State laws and federal agencies closely regulate transactions involving a company’s own capital stock, so the purchase of outstanding shares must have a legitimate purpose. Some of the most common reasons for purchasing outstanding shares are as follows:

(a)	to meet additional stock needs for various reasons, including newly implemented stock option plans, stock for convertible bonds or convertible preferred stock, or a stock dividend.

(b)	to make more shares available for acquisitions of other entities.

The cost method of accounting for treasury shares has been adopted by the Company. The purchase of outstanding shares and thus converting them into treasury shares is treated as a temporary reduction in shareholders’ equity in view of the expectation to reissue the shares instead of retiring them. When the Company reissues the treasury shares, the temporary account is eliminated. The cost of acquiring outstanding shares for converting into treasury shares is charged to a contra account, in this case a contra equity account that reduces the stockholder equity balance.

2.26	INCOME TAXES

The Company accounts for income taxes under the provisions of ASC Topic 740 “Accounting for Income Taxes.” Under ASC Topic 740, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and the tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

The provision for income tax is based on the results for the year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted at the balance sheet date. Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of assessable tax profit. In principle, deferred tax liabilities are recognized for all taxable temporary differences, and deferred tax assets are recognized to the extent that it is probable that taxable profit will be available against which deductible temporary differences can be utilized.

Deferred income taxes are calculated at the tax rates that are expected to apply to the period when the asset is realized or the liability is settled. Deferred tax is charged or credited in the income statement, except when it related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity. Deferred tax assets and liabilities are offset when they relate to income taxes levied by the same taxation authority and the Company intends to settle its current tax assets and liabilities on a net basis.

ASC Topic 740 also prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken, or for one expected to be taken, in a tax return. ASC Topic 740 also provides guidance related to, among other things, classification, accounting for interest and penalties associated with tax positions, and disclosure requirements. Any interest and penalties accrued related to unrecognized tax benefits will be recorded as tax expense.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.27	POLITICAL AND BUSINESS RISK

The Company’s operations are carried out in the P.R.C. Accordingly, the political, economic and legal environment in the P.R.C. may influence the Company’s business, financial condition and results of operations by the general state of the P.R.C.’s economy. The Company’s operations in the P.R.C. are subject to specific considerations and significant risks not typically associated with companies in North America and Western Europe. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti- inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

2.28	CONCENTRATION OF CREDIT RISK

Cash includes cash at banks and demand deposits in accounts maintained with banks within the P.R.C. Total cash in these banks as of September 30, 2021 and December 31, 2020 amounted to $271,743 and $188,846, respectively, none of which is covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks to its cash in bank accounts.

The Company had 5 major customers (A, B, C, D and E) whose business individually represented the following percentages of the Company’s total revenue for the period indicated:

	2021Q1-3	2020Q1-3
Customer A	54.44%	35.54%
Customer B	25.75%	24.32%
Customer C	19.81%	14.28%
Customer D		8.17%
Customer F		2.74%
	100%	85.05%

		Percentage of revenue	Amount
Customer A	Organic fertilizer and Bread Grass Division	54.44%	$4,281,688
Customer B	Cattle Farm Development and HU Plantation Division	25.75%	$2,024,944
Customer C	Corporate Division	19.81%	$1,557,825

Accounts receivable are derived from revenue earned from customers located primarily in the P.R.C. The Company performs ongoing credit evaluations of customers and has not experienced any material losses to date.

The Company had 5 major customers whose accounts receivable balance individually represented the following percentages of the Company’s total accounts receivable:

	September 30, 2021	December 31, 2020
Customer A	41.76%	44.89%
Customer B	18.96%	24.45%
Customer C	11.43%	14.66%
Customer D	10.69%	10.56%
Customer E	2.89%	0.02%
Customer F		%
	85.73%	99.63%

As of September 30, 2021, amounts due from customers A, B and C are $9,630,980, $4,372,797 and $2,636,068 respectively. The Company has not experienced any significant difficulty in collecting its accounts receivable in the past and is not aware of any financial difficulties of its major customers.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.29	IMPAIRMENT OF LONG-LIVED ASSETS AND INTANGIBLE ASSETS

In accordance with ASC Topic 360, “Property, Plant and Equipment,” long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. The Company reviews the carrying amount of its long-lived assets, including intangibles, for impairment, during each reporting period. An asset is considered impaired when estimated future cash flows are less than the carrying amount of the asset. In the event the carrying amount of such asset is considered not recoverable, the asset is adjusted to its fair value. Fair value is generally determined based on discounted future cash flow. As of 31 December 2019, 2020 and 30 September 2021, the Company provided impairment losses of -$3,834,658, -$104,492,817 and -$29,284,776 respectively.

2.30	EARNINGS PER SHARE

As prescribed in ASC Topic 260 “Earnings per Share,” Basic Earnings per Share (“EPS”) is computed by dividing net income available to common stockholders by the weighted average number of common stock shares outstanding during the year. Diluted EPS is computed by dividing net income available to common stockholders by the weighted-average number of common stock shares outstanding during the year plus potential dilutive instruments such as stock options and warrants. The effect of stock options on diluted EPS is determined through the application of the treasury stock method, whereby proceeds received by the Company based on assumed exercises are hypothetically used to repurchase the Company’s common stock at the average market price during the period.

ASC 260-10-55 requires that stock dividends or stock splits be accounted for retroactively if the stock dividends or stock splits occur during the year, or retroactively if the stock dividends or stock splits occur after the end of the period but before the release of the financial statements, by considering it outstanding of the entirety of each period presented. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the year.

For the nine months ended September 30, 2021 and 2020, basic earnings (loss) per share attributable to Sino Agro Food, Inc. and subsidiaries common stockholders amounted to $(0.28), and $(0.88), respectively. For the nine months ended September 30, 2021 and 2020, diluted earnings (loss) per share attributable to Sino Agro Food, Inc. and its subsidiaries’ common stockholders amounted to $(0.28), and $(0.88), respectively.

2.31	ACCUMULATED OTHER COMPREHENSIVE INCOME

ASC Topic 220 “Comprehensive Income” establishes standards for reporting and displaying comprehensive income and its components in financial statements. Comprehensive income is defined as the change in stockholders’ equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. The comprehensive income for all periods presented includes both the reported net income and net change in cumulative translation adjustments.

2.32	RETIREMENT BENEFIT COSTS

P.R.C. state managed retirement benefit programs are defined contribution plans and the payments to the plans are charged as expenses when employees have rendered service entitling them to the contribution made by the employer.

2.33	STOCK-BASED COMPENSATION

The Company has adopted both ASC Topic 718, “Compensation - Stock Compensation” and ASC Topic 505-50, “Equity-Based Payments to Non - Employees” using the fair value method in which an entity issues its equity instruments to acquire goods and services from employees and non- employees. Stock compensation for stock granted to non-employees has been determined in accordance with this accounting standard and the accounting standard regarding accounting for equity instruments that are issued to other than employees for acquiring, or in conjunction with selling goods or services, as the fair value of the consideration received or the fair value of equity instruments issued, whichever is more reliably measured. This accounting standard allows the “simplified” method to determine the term of employee options when other information is not available. Under ASC Topic 718 and ASC Topic 505-50, stock compensation expenses is measured at the grant date on the value of the option or restricted stock and is recognized as expenses, less expected forfeitures, over the requisite service period, which is generally the vesting period.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.34	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value under U.S. GAAP, and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10- 35-37 establishes a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial instruments consist principally of cash, accounts receivable, Deposits and prepayments, accounts payable and accrued expenses, other payables, due to a director and income tax payables. The carrying amounts of such financial instruments in the accompanying condensed consolidated balance sheet approximate their fair values due to their relatively short-term nature. The Company’s long-term borrowing, promissory notes and convertible notes payable approximates the fair value of such instrument based upon management’s best estimate of interest rates that would be available to the Company for similar financial arrangement at December 31, 2019. It is management’s opinion that the Company is not exposed to any significant currency or credit risks arising from these financial instruments.

The Company revalues its derivative liability at every reporting period and recognizes gains or losses in the consolidated statement of income and other comprehensive income that are attributable to the change in the fair value of the derivative liability. The Company has no other assets or liabilities measured at fair value on a recurring basis.

2.35	RECENT ACCOUNTING PRONOUNCEMENTS

In February 2016, the FASB issued ASU 2016-02, Leases, which aims to make leasing activities more transparent and comparable and requires substantially all leases be recognized by lessees on their balance sheet as a right-of-use asset and corresponding lease liability, including leases currently accounted for as operating leases. This ASU is effective for all interim and annual reporting periods beginning after December 15, 2018, with early adoption permitted. The Company is currently evaluating the impact that the adoption of ASU 2016-02 will have on its consolidated financial statements and related disclosures.

In September 2018, the FASB issued ASU 2018-07—Compensation—Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting. This ASU is effective for public business entities for fiscal years beginning after December 15, 2018, including interim periods within that fiscal year. The Company is currently evaluating the impact that the adoption of this ASU will have on its consolidated financial statements and related disclosures.

2.36	RECLASSIFICATION

Certain balances have been reclassified in the December 31, 2018 consolidated balance sheet and the consolidated statement of cash flows on a basis consistent with the financial statements as of and for the year ended December 31, 2019. There is no further reclassification since.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.	SEGMENT INFORMATION

The Company establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as business segments and major customers in consolidated financial statements. The Company operates in five principal reportable segments: Fishery Development Division, HU Plantation Division, Organic Fertilizer and Bread Grass Division, Cattle Farm Development Division and Corporate and Others Division.

	For the nine months ended September 30, 2021
	Fishery		Organic Fertilizer	Cattle Farm	Corporate
	Development	HU Plantation	and Bread Grass	Development	and
	Division(1)	Division (2)	Division (3)	Division (4)	others (5)	Total
Revenue	$0	2,024,944	4,281,688	1,557,825	0	$7,864,457
Net income (loss)	$(28,969,248)	1,410,647	4,809,072	2,337,013	(53,481,202)	$(73,893,718)
Total assets	$110,100,004	50,259,427	107,817,555	24,470,835	157,399,051	$450,046,872

	For the nine months ended September 30, 2020
	Fishery		Organic Fertilizer	Cattle Farm	Corporate
	Development	HU Plantation	and Bread Grass	Development	and
	Division(1)	Division (2)	Division (3)	Division (4)	others (5)	Total
Revenue	$0	1,814,589	4,091,391	1,488,588	0	$7,394,568
Net income (loss)	$(52,757,531)	429,090	1,143,174	548,681	(41,961,924)	$(92,598,511)
Total assets	$118,694,105	52,059,407	73,067,424	68,556,323	214,398,087	$526,775,346

Note

(1)	Operated by Capital Award, Inc. (“CA”).

(2)	Operated by Jiang Men City Heng Sheng Tai Agriculture Development Co., Limited (“JHST”).

(3)	Operated by Qinghai Sanjiang A Power Agriculture Co., Limited (“SJAP”), A Power Agro Agriculture Development (Macau) Limited (“APWAM”), and Hunan Shenghua A Power Agriculture Co., Limited (“HSA”). On December 30, 2018 QZH was disposed to third party and derecognized as variable interest entity on the same date.

(4)	Operated by Jiang Men City Hang Mei Cattle Farm Development Co. Limited (“JHMC”) and Macau Eiji Company Limited (“MEIJI”).

(5)	Operated by Sino Agro Food, Inc. (“SIAF”) and Sino Agro Food Sweden AB (“SAFS”) ----（Discontinued since 31st December 2019）.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.	SEGMENT INFORMATION (CONTINUED)

Further analysis of revenue:-

	For the nine months ended September 30, 2021
			Organic Fertilizer
	Fishery	HU	and Bread	Cattle Farm	Corporate
	Development	Plantation	Grass	Development	and
	Division	Division	Division	Division	others	Total
Name of entity Capital Award, Inc. (CA)						-
Jiang Men City Heng Sheng Tai Agriculture Development Co. Ltd (“JHST”)		2,024,944				2,024,944
Qinghai Sanjiang A Power Agriculture Co., Ltd (“SJAP”)						-
Hunan Shenghua A Power Agriculture Co., Limited (“HSA”)			4,281,688			4,281,688
Macau Eiji Company Limited (“MEIJI”)				1,557,825		1,557,825
Sino Agro Food, Inc. (“SIAF”)					-	-
Consulting and service income for development contracts Capital Award, Inc. (CA”)						-
	-	2,024,944	4,281,688	1,557,825	-	7,864,457

Further analysis of revenue:-

	For the nine months ended September 30, 2020
			Organic Fertilizer
	Fishery	HU	and Bread	Cattle Farm	Corporate
	Development	Plantation	Grass	Development	and
	Division	Division	Division	Division	others	Total
Name of entity Capital Award, Inc. (CA)						-
Jiang Men City Heng Sheng Tai Agriculture Development Co. Ltd (“JHST”)		1,814,589				1,814,589
Qinghai Sanjiang A Power Agriculture Co., Ltd (“SJAP”)						-
Hunan Shenghua A Power Agriculture Co., Limited (“HSA”)			4,091,391			4,091,391
Macau Eiji Company Limited (“MEIJI”)				1,488,588		1,488,588
Sino Agro Food, Inc. (“SIAF”)					-	-
Consulting and service income for development contracts Capital Award, Inc. (CA”)						-
	-	1,814,589	4,091,391	1,488,588	0	7,394,568

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.	SEGMENT INFORMATION (CONTINUED)

Further analysis of cost

For the nine months ended September 30, 2021
Organic Fertilizer
	Fishery	HU	and Bread	Cattle Farm	Corporate
	Development	Plantation	Grass	Development	and
	Division	Division	Division	Division	others	Total
Name of entity Capital Award, Inc. (CA)	-					-
Jiang Men City Heng Sheng Tai Agriculture Development Co. Ltd (“JHST”)		1,382,426				1,382,426
Qinghai Sanjiang A Power Agriculture Co., Ltd (“SJAP”)
Hunan Shenghua A Power Agriculture Co., Limited (“HSA”)			-			-
Macau Eiji Company Limited (“MEIJI”)				450,060		450,060
Sino Agro Food, Inc. (SIAF)					-	-
Consulting and service income for development contracts Capital Award, Inc. (“CA”)						-
	-	1,382,426	-	450,060	-	1,832,486

Further analysis of cost

For the nine months ended September 30, 2020
Organic Fertilizer
	Fishery	HU	and Bread	Cattle Farm	Corporate
	Development	Plantation	Grass	Development	and
	Division	Division	Division	Division	others	Total
Name of entity Capital Award, Inc. (CA)						-
Jiang Men City Heng Sheng Tai Agriculture Development Co. Ltd (“JHST”)		1,307,694				1,307,694
Qinghai Sanjiang A Power Agriculture Co., Ltd (“SJAP”)						-
Hunan Shenghua A Power Agriculture Co., Limited (“HSA”)			-
Macau Eiji Company Limited (“MEIJI”)				430,058		430,058
Sino Agro Food, Inc. (“SIAF”)					-	-
Consulting and service income for development contracts Capital Award, Inc. (CA”)						-
	-	1,307,694	-	430,058	-	1,737,751

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INCOME TAXES

United States of America

The Company was incorporated in the State of Nevada, in the United States of America. The Company has no trading operations in United States of America and no U.S. corporate tax has been provided for in the consolidated financial statements of the Company.

Undistributed Earnings of Foreign Subsidiaries

The Company intends to use the remaining accumulated and future earnings of foreign subsidiaries to expand operations outside the United States and accordingly, undistributed earnings of foreign subsidiaries are considered to be indefinitely reinvested outside the United States and no provision for

U.S. Federal and State income tax or applicable dividend distribution tax has been provided thereon.

As of 30 September 2021, the Company reviewed its tax position with the assistance US tax professionals and believed that there would be no taxes and no penalties assessed by the IRS in the United States of America.

China

The Enterprise Income Tax (“EIT”) law replaced the existing laws for Domestic Enterprises (“DE’s ”) and Foreign Invested Enterprises (“FIE’s”). The new standard EIT rate of 25% replaced the 33% rate currently applicable to both DE’s and FIE’s. The Company is currently evaluating the impact that the new EIT will have on its financial condition. Beginning January 1, 2008, China unified the corporate income tax rule on foreign invested enterprises and domestic enterprises. The unified corporate income tax rate is 25%.

Under new tax legislation in China beginning in January 2008, the agriculture, dairy and fishery sectors are exempt from enterprise income taxes.

No EIT has been provided in the financial statements of SIAF, JHST, JHMC, HSA, and SJAP since they are exempt from EIT for the years ended December 31, 2019 and 2018 as they are within the agriculture, and cattle sectors.

No EIT has been provided in the financial statements of QZH since they are exempt from EIT for the period ended December 30, 2018 (date of de- recognition QZH as subsidiary) and as it is within the cattle sectors.

Belize

CA, CS and CH are international business companies incorporated in Belize, and are exempt from corporate tax in Belize.

Macau

No Macau Corporate income tax has been provided in the consolidated financial statements of APWAM and MEIJI since these entities did not earn any assessable profits for the years ended December 31, 2019 and 2018.

Sweden

Sweden Corporate income tax has been provided at 22% on reported profit for the year ended December 31, 2019 and 2018 in the consolidated financial statements of SAFS.

No deferred tax assets and liabilities are of December 31, 2019 and 2018 since there was no difference between the financial statements carrying amounts and the tax bases of assets and liabilities using enacted tax rates in effect in the period in which the differences are expected to reverse.

Provision for income taxes is as follows:

	September 30, 2021		December 31, 2020
SIAF		$-	$-
SAFS
CA, CH and CS
MEIJI and APWAM
JHST, JHMC, SJAP, QZH and HSA
$

The Company did not recognize any interest or penalties related to unrecognized tax benefits in the years ended December 31, 2020 and 2019. The Company had no uncertain positions that would necessitate recording of tax related liability. The Company is subject to examination by the respective tax authorities.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.	NET LOSS FROM DISPOSAL OF A VARIABLE INTEREST ENTITY

Historical no longer applicable

7.	CASH AND CASH EQUIVALENTS

	September 30, 2021	December 31, 2020
Cash and bank balances	$271,743	$188,846

8.	INVENTORIES

As of September 30,2021, inventories are as follows:

	September 30, 2021	December 31, 2020
Bread grass		$
Beef cattle
Organic fertilizer
Forage for cattle and consumable
Raw materials for bread grass and organic fertilizer
Immature seeds
	-		$-

9.	DEPOSITS AND PREPAYMENTS

	September 30, 2021	December 31, 2020
Deposits for
- purchases of equipment	-	$-
- acquisition of land use rights	-	-
- inventories purchases	13,651,183	13,141,301
- construction in progress	-	-
- issue of shares as collateral	-	-
Shares issued for employee compensation and overseas professional and bond interest	-	-
Others	-	-
	13,651,183	$13,141,301

10.	ACCOUNTS RECEIVABLE

All accounts receivable are reflected as a current asset and no allowance for bad debt of September 30, 2021 and December 31, 2020, respectively.

Aging analysis of accounts receivable is as follows:

	September 30, 2021	December 31, 2020
0 - 30 days	2,024,943	$4,695,820
31 - 90 days	5,839,513	10,238,862
91 - 120 days	11,241,285	5,389,705
over 120 days and less than 1 year	3,957,778	12,333,943
over 1 year	-	-
	$23,063,519	$32,658,330

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.	OTHER RECEIVABLES

	September 30, 2021		December 31, 2020
Advanced to employees	$		$-
Advanced to suppliers		286,611	2,028,907
Advanced to customers
Advanced to developers		-	-
Advanced to SJAP		71,035,286	76,404,954
Others		1,978,570	3,649,531
		$73,300,467	$82,083,392

Advanced to employees, suppliers, customers and developers are unsecured, interest free and with no fixed terms of repayment.

12.	PLANT AND EQUIPMENT

	September 30, 2021	December 31, 2020
Plant and machinery	$10,929,999	$9,712,446
Structure and leasehold improvements	94,798,462	91,547,512
Mature seeds and herbage cultivation	19,089,306	17,612,200
Furniture and equipment	3,607,007	3,367,887
Motor vehicles	3,590,612	3,332,541
	132,015,386	125,572,586

Less: Accumulated depreciation	36,932,000	27,693,043
Net carrying amount	$95,083,386	$97,879,543

13.	CONSTRUCTION IN PROGRESS

	September 30, 2021	December 31, 2020
Construction in progress
- Office, warehouse and organic fertilizer plant in HSA	$-	$-
- Oven room, road for production of dried flowers	-	-
- Organic fertilizer and bread grass production plant and office building	-	-
- Rangeland for beef cattle and office building	-	-
- Fish pond and breeding factory	-	-
	$-	$-

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	LAND USE RIGHTS

	September 30, 2021	December 31, 2020
Cost	$72,453,620	$68,293,896
Less: Accumulated amortization	(20,186,477)	(15,811,679)
Net carrying amount	$51,967,143	$52,482,217

15.	GOODWILL

Goodwill represents the fair value of the assets acquired the acquisitions over the cost of the assets acquired. It is stated at cost less accumulated impairment losses. Management tests goodwill for impairment on an annual basis or when impairment indicators arise. In these instances, the Company recognizes an impairment loss when it is probable that the estimated cash flows are less than the carrying value of the assets. To date, no such impairment loss has been recorded.

	September 30, 2021	December 31, 2020
Goodwill from acquisition	$729,940	$724,940
Less: Accumulated impairment losses	-	-
Net carrying amount	$724,940	$724,940

16.	PROPRIETARY TECHNOLOGIES

	September 30, 2021	December 31, 2020
Cost	9,886,452	$9,232,228
Less: Accumulated amortization	(3,548,178)	(2,164,475)
Net carrying amount	6,338,275	$7,067,753

17.	INTERESTS IN UNCONSOLIDATED EQUITY INTERESTS

	September 30, 2021		December 31, 2020
Investments at cost	$		$
- TRW		103,266,588		149,720,418
- SJAP		40,086,448		40,211,202
Cattle farm 2		20,781,186		20,078,441
Amount due from a consolidated equity investee		21,511,994		22,089,985
		185,646,216		$232,100,046

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.	TEMPORARY DEPOSITS PAID TO ENTITIES FOR EQUITY INVESTMENTS IN FUTURE SINO JOINT VENTURE COMPANIES

Intended unincorporated Investee	Projects Engaged	September 30, 2021	December 31, 2020
A	Trade center	-	$-
B	Fish and prawn Farm 2 GaoQiqiang Aquaculture	*	*
C	Cattle farm 2	-	-
		$-	$-

19.	VARIABLE INTEREST ENTITY TO AN INVESTOR IN ASSOCIATE

On September 28, 2009, APWAM acquired the PMH’s 45% equity interest in the Sino-Foreign joint venture company, Qinghai Sanjiang A Power Agriculture Co. Limited (“SJAP”), which was incorporated in the P.R.C. As of December 31, 2020, the Company has invested $2,251,359 in this joint venture. SJAP is engaged in its business of the manufacturing of organic fertilizer, livestock feed, and beef cattle and plantation of crops and pastures.

On September 30th 2020, Mr. Solomon Lee resigned as the Chairman of SJAP resulting in categorization of SJAP as an Investor in Associate from a subsidiary status.

21.	CONSTRUCTION CONTRACT

(i)	Costs and estimated earnings in excess of billings on uncompleted contracts

	September 30, 2021	December 31, 2020
Costs	-	$-
Estimated earnings	-	-
Less: Billings	-	-
Costs and estimated earnings in excess of billings on uncompleted contracts	-	$-

(ii)	Billings in excess of costs and estimated earnings on uncompleted contracts

	September 30, 2021		December 31, 2020
Billings	-	$
Less: Costs	-
Estimated earnings	-
Billing in excess of costs and estimated earnings on uncompleted contracts	-	$

21.	OTHER PAYABLES

	September 30, 2021	December 31, 2020
Due to third parties	12,013,886	$9,271,281
Straight note payable (note 23(i))	26,238,598	29,367,999
Promissory notes issued to third parties	-	-
Due to local government	-	-
	38, 252,484	$38,639,280

Less: Amount classified as non-current liabilities
Promissory notes issued to third parties	-
Amount classified as current liabilities	38, 252,484	$38,639,280

Due to third parties are unsecured, interest free and have no fixed terms of repayment.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.	BORROWINGS

As at 30th September 2021, the Company has no bank borrowing resulted from the categorization of SJAP as an Investor in Associate from a subsidiary status such that SJAP’s bank loans were no longer being consolidated into the Company’s financials.

23.	CONVERTIBLE NOTE PAYABLES (OTHER PAYABLES)

There are two convertible notes payable recorded under other payables shown in Table (E.) below:

Due to
ECAB	26,238,598.00
UNRELATED THIRD PARTY	8,932,314.60
Total due as at 30th September 2021	35,170,912.60

●	Convertible Note Payables for ECAB:

(i)	On August 29, 2014, the Company completed the closing of a private placement financing transaction with an accredited investor, which purchased a 10.5% Convertible Note (the “Note 1”) in the aggregate principal amount of up to $33,300,000. The Company received the total advance of $11,632,450. The Company shall offer investor a discount equal to 25% of the amount of the principal advanced by the investor.

Interest on the note shall accrue on the outstanding principal balance of this Note from August 29, 2014. Interest shall be payable quarterly on the last day of each of March, September, September and December commencing September 30, 2014 provided, however, that note holder may elect to require the Company to issue to the note holder a promissory note in lieu of cash in satisfaction of any interest due and payable at such time. Any interest payment note shall be subject to the same terms as the note. The note has a maturity date of February 28, 2020.

The note is convertible, at the discretion of the note holder, into shares of the Company’s common stock (i) at any time following an Event of Default, or (ii) for a period of thirty (30) calendar days following October 31, 2015 and each anniversary thereof, at an initial conversion price per share of $1.00, subject to adjustment for stock splits, reverse stock splits, stock dividends and other similar transactions and subject to the terms of the note. As long as the note is outstanding, the investor shall have a right of first refusal, exercisable for thirty (30) calendar days after notice to the note holder, to purchase securities proposed to be offered and sold by the Company.

The Company and the note holder entered into a restructuring agreement regarding the settlement of the Note 1. Both parties have agreed to restructure the indebtedness represented by Note 1 as follows: (a) SIAF issues 5,196,333 shares of its common stock and transfer 400,000 shares of TRW to the note holder; and (b) SIAF executes a new promissory note in the principal amount of $15,589,000 to the note holder to be paid in installments over a period of time. However, both parties remain open to negotiate an all-cash settlement of the Note 1.

As of December 31, 2020, as a result, the amount outstanding under Note 1 was reclassified as other payables – straight note payable of $29,367,999 (see Note 21) and a loss on restructuring of $6,225,204 which representing the non-amortized part of the discount upon the issuing of the convertible bond incurred during the year.

Subsequently, Note 1 matured on February 28, 2020, the Company intends to offer the settlement of the note to the accredited investors based on the following understanding, terms and conditions:

(i). The earlier understanding of the restructured indebtedness is to be carried as follows: (a) SIAF issues 5,196,333 shares of its common stock and transfer 400,000 shares of TRW to the note holder; and (b) SIAF is to pay the revised promissory note in the principal amount of $15,589,000 to the note holder.

(ii). It is the Company’s intension for the said 5,196,333 shares of its common stocks to be converted into the G Series Preferred Stocks at conversion ratio of the offer of the Initial Public Offer stated in the registration statement filed with SEC targeting on or before September 30, 2021；however this is now postponed due primarily to the effects of the Covid-19 pandemic to sometimes on or before 30th June 2020 pending on the prevailing improvements and situation from said pandemic at such time.

(iii). There were 500,050 Common Shares of the Company loaned to the said accredited investor on (Date: July 22, 2014) valued at US$18.10 / share as security for the accredited investors to secure their investors to invest on the Bond prior to the completion of a registration statement filed with SEC on September 2014 to allow the official issuing of additional common stocks to ECAB’s BOND investors, and that ECAB would return back the loaned stocks back to the Company upon the time the said accredited investor invested the balance of the Note 1 proceed of (US$ 13,362,550) needed to complete the disbursement of the total loan proceed of US$25,000,000 on or before (Date: February 28th 2015). However the said investor sold the said loaned 500,050 common stocks of the Company in between the period (Date: February to March 2015) and invested part or the full sum from the sales proceeds of said 500,050 common stock of the Company (of US$10,500,000) back to the Company as part of the Note 1’s disbursement to the Company making total disbursement sum of US$22,137,450.00 being advanced to the Company on or before 30th September 2015, and in turn, the investor did not return the said 500,050 common stocks of the Company to the Company and didn’t help the Company to complete the said registration statement by not giving the Company the Debenture Agreement needed to complete said registration statement with the SEC.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23. CONVERTIBLE NOTE PAYABLES (OTHER PAYABLES) (CONTINUED)

(iv). In order that the principal amount of $15,589,000 of the cash settlement sum mentioned above may be settled amicably between the accredited investor and the Company, the sales proceeds (of US$13,362,550.00) from the sales of the 500,050 shares loaned in good faith to ECAB must be taken into consideration and be deduced from the said principal amount before this bond arrangements can be settled.

●	Convertible Note Payables for the unrelated third party:

(ii)	On October 20, 2019, the Company issued another Convertible Note (the “Note 2”) with a principal amount of $4,000,000 due on February 28, 2019. The note holder had the option to convert all or any part of the outstanding note into the common stock of the Company (the “Primary Optional Conversion”) or TRW (the “Secondary Optional Conversion”) at any time for a period of eight months from the note’s maturity date. The conversion price for Primary Optional Conversion is lesser of $1.5 per share or at 65% of the market share price of the Company. While the conversion price for Secondary Optional Conversion is $3.41 per share subject to equitable adjustment for stock split, stock dividend or right offerings.

Under the agreement, the Company shall pay the note holder 120,000 common shares of SIAF or 32,000 common shares of TRW as an origination fee. The note bears a flat interest payment which shall be settled by 200,000 common shares of SIAF or 55,000 common shares of TRW. As of December 31, 2020, no settlement for both origination fee and interest payment. The supplemental agreement to the Bond Subscription Agreement with the Subscriber to extend the Bond Issue by another 3 year to December 31, 2023 was agreed upon based on following principle terms and conditions:

Table (F) below shows the newly agreed principle terms and conditions of the newly revised Bod Subscription Agreement:

#	Descriptions	Amounts in US$	Notes and remarks
1	Principal loan amount as at 31st December 2021.	9,500,000.00	Rounding up to a sum to include all interest and default interests etc. to 1st July 2022.
2	Interest charges at 12% / annual starting from 1st July 2022	12% / annual from 1st July 2022	This is to provide a time gap to allow the Company to launch its intended IPO of the preferred G Series shares targeting to start from 1st April 2022.
3	Repayment schedule
3.1	On or before
	30th September 2022	1,000,000	As minimum payables
	31st December 2022	2,500,000	As minimum payables
3.2	On or before the end of each quarter of 2023 payments of principal.	1,500,000	As minimum each quarterly payment of principal.
	In cash as minimum payables	Interest payables	Per quarterly together with the repayment of principal.

Note	If and when the said IPO of the preferred G series shares would happen in according to schedule, the note holders has the option to convert said minimum payables into the said preferred G Series shares as the subscription fees of said G Series shares at a pre-negotiated and pre-determined price prior to the said IPO.

As such there will not be necessary to further evaluate the fair value of the conversion option and related derivative liability incurred in its original Bond Subscription Agreement dated October 20th 2019.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.	SHAREHOLDERS’ EQUITY

The Group’s share capital as of December 31, 2020 and 2019 shown on the consolidated balance sheet represents the aggregate nominal value of the share capital of the Company as of that date.

Common Stock:

During the year ended December 31, 2019, the Company (i) issued 535,598 shares of common stock valued to employees and directors at ranging from $1 to $1.56 per share for $576,170 for employee compensation; (ii) issued 16,032,262 shares of common stock valued to professionals and contractors ranging from $ 0.55 to $1.00 per share for $9,723,720 for service compensation; and (iii) issued 3,935,439 shares of common stock valued at $ 0.30 to $0.50 per share for 1,478,029 for settlement of debts.

During the year ended December 31, 2020, the Company (i) issued 6,511,081 shares of common stock at US$0.25 per share in quarter (1) for US$1,596,370 for settlement of debts and (ii) issued 1,876,166 shares of common stocks at US$0.25 per shares for US$469,041 for settlement of debts and there was no further issuance of shares of common stock since thus total issuance of shares of common stocks for the year ended December 2020 is 8,387,247 shares for US$2,065,411.

The Company has 60,352,942 and 59,963,332 shares of common stock issued and outstanding as of September 30, 2021 and December 31, 2020, respectively.

25.	OBLIGATION UNDER OPERATING LEASES

The Company leases (i) 2,178 square feet of agriculture space used for offices for a monthly rent of $812 in Enping City, Guangdong Province, P.R.C., its lease expiring on March 31, 2021; and (ii) 2,695 square feet of office space in Guangzhou City, Guangdong Province, P.R.C. for a monthly rent of $3,034 , its lease expiring on July 8, 2022.

Lease expenses were $26,254 and $24,357 for the nine months ended September 30, 2021 and 2020, respectively.

The future minimum lease payments as of December 31, 2021, are as follows:

Within 1 year	$25,305
2 to 5 years	21,187
Over 5 years	-
$46,492

26.	STOCK BASED COMPENSATION

On September 30, 2019, the Company issued employees total of 117,000 shares of common stock valued at fair value of $3.45 per share for services rendered to the Company. The fair values of the common stock issued were determined by using the trading price of the Company’s common stock on the date of issuance of $3.45 per share. On December 31, 2019, the Company issued employees total of 500,800 shares of common stock valued at fair value of $1 per share for services rendered to the Company. The fair values of the common stock issued were determined by using the trading price of the Company’s common stock on the date of issuance of $3.45 per share. On December 31, 2019, the Company issued employees total of 1,050,502 shares of common stock valued at fair value of $1 per share for services rendered to the Company. The fair values of the common stock issued were determined by using the trading price of the Company’s common stock on the date of issuance of $1 per share.

As of September 30, 2021, the deferred compensation balance for staff was $0 and $0 were to be amortized over 6 months and 1 year, respectively beginning on January 1, 2020.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

27.	CONTINGENCIES

On March 26, 2020, a shareholder derivative complaint was filed in the United States District Court for the Southern District of New York against the Company, as well as four of its current directors. The Complaint alleges violations of securities law and state law, breaches of fiduciary duties (including gross mismanagement of the Company) by the individual defendants, a material default of its obligations under a commercial loan agreement, misleading and false statements (including material omissions) by the individual defendants, and unauthorized issuance of new shares of Common Stock to pay debts that, in the view of the plantiffs, has diluted shareholder ownership and oppressed shareholders of the Company. The Company and the individual defendants believe that these claims are without merit and intend to vigorously defend against the Complaint.

On July 23rd 2020 the settlement agreement between the plaintiffs and the Company to settle the shareholder derivate complaint was preliminary approved and final approval was granted on October 13th 2021 as such the case was closed on October 13th 2020 officially.

On September 22, 2015, the Company entered into a trade facility agreement with two independent third parties. Pursuant to the agreement, the Company provides collateral in the form of Company’s common shares to a PRC based lender (the “Lender”) and the Lender agrees to provide a revolving trade facility loan up to $20,000,000 to a PRC based borrower. The arrangement was commenced on February 15, 2016 and will be expired on September 15, 2020.

As of December 31, 2020, the Company has issued aggregate 5,708,312 common shares as collateral and the trade facility line reduced to $13 million that was settled and written off with the consent of the Lender on the understanding that it is due to the impacts of the Covid-19 the borrower is no longer requiring the revolving trade facility. Therefore as at December 31st 2020 the Company has no more contingent liability regarding to this trade facility to the Lender.

28.	RELATED PARTY TRANSACTIONS

In addition to the transactions and balances as disclosed elsewhere in these consolidated financial statements, during the years ended September 30, 2021 and December 31, 2020, the Company had the following significant related party transactions:-

Name of related party	Nature of transactions
Mr. Solomon Yip Kun Lee, Chairman	Included in due to director, due to Mr. Solomon Yip Kun Lee is $2,099,763 and $1,985,040 as of September 30, 2021 and December 31, 2020, respectively. The amounts are unsecured, interest free and have no fixed terms of repayment.

Tri-Way Industries Limited (“TRW”) Unconsolidated equity investee	Included in interest in unconsolidated equity investee, due from Tri-Way Industries Limited is $122,160,445 and $170,150,427 as of September 30, 2021 and December 31, 2020, respectively. The amounts are unsecured, interest free and have no fixed terms of repayment.

SJAP	Included in interest in unconsolidated equity investee, due from SJAP Limited is $41,357,241 and $41,871,178 as of September 30, 2021 and December 31, 2020, respectively. The amounts are unsecured, interest free and have no fixed terms of repayment.

SINO AGRO FOOD, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

29.	EARNINGS PER SHARE

Basic earnings per share is computed by dividing net income attributable to common shareholders by the weighted average number of common shares outstanding during the year. Diluted earnings per share reflects the potential dilution of securities by including other potential common stock, including convertible preferred stock, stock options and warrants, in the weighted average number of common shares outstanding for the year, if dilutive. The numerators and denominators used in the computations of basic and dilutive earnings per share are presented in the following table:

	Nine months ended September 30, 2021	Nine months ended September 30, 2020
BASIC
Numerator for basic earnings per share attributable to the Company’s common stockholders:
Net income used in computing basic earnings per share	(73,893,718)	$(92,598,510)
Basic earnings per share	(1.23)	$(1.57)
Basic weighted average shares outstanding	60,233,072	59,129,480

	Nine months ended September 30, 2021	Nine months ended September 30, 2020
DILUTED
Numerator for basic earnings per share attributable to the Company’s common stockholders:
Net income used in computing diluted earnings per share	(73,893,718)	$(92,598,510)
Diluted earnings per share	(1.23)	$(1.57)
Diluted weighted average shares outstanding	60,233,072	59,129,480

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This Quarterly Report on Form 10-Q (the “Form 10-Q”) contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act. Forward-looking statements can be identified by the use of forward-looking terminology, such as “estimates,” “projects,” “plans,” “believes,” “expects,” “anticipates,” “intends,” or the negative thereof or other variations thereon, or by discussions of strategy that involve risks and uncertainties These statements reflect management’s current beliefs and are based on information now available to it. Accordingly, these statements are subject to certain risks, uncertainties and contingencies that could cause the Company’s actual results, performance or achievements in 2018 and beyond to differ materially from those expressed in, or implied by, such statements. Such statements, include, but are not limited to, statements contained in this Form 10-Q relating to the Company’s business, financial performance, business strategy, recently announced transactions and capital outlook. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the impact of any litigation or infringement actions brought against us; competition from other providers and products; the inability to raise capital to fund continuing operations; changes in government regulation; the ability to complete customer transactions, and other factors relating to our industry, our operations and results of operations and any businesses that may be acquired by us. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Readers of this Form 10-Q should not place undue reliance on any forward-looking statements. Except as required by federal securities laws, the Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

You should read the following discussion and analysis of the financial condition and results of operations of the Company together with the financial statements and the related notes presented in Item 1 of this Form 10-Q.

1.	Consolidated revenues are generated from business activities as follows:

1.1.	The Organic fertilizer of HSA

From 1st October 2019, HSA leased its fertilizer operation to Mr. Lee Ping (the head of the existing management team) as such HSA’s revenues are derived from leasing contracts thereon.

So from 1st October 2020, there is no more sales revenue generated from HSA but leasing and contracting revenue of $2,653,964 representing 51% of the group’s revenue of $5,242,971 and gross profit of $2,653,964 compares to the group’s total gross profit of -4,021,315 for nine months ended 31.12.2021: whereas revenue for the nine months ended September 30, 2020 was USD 2.73 million or 55.18 percent of the Company’s total sales of goods revenue of USD 4.9 million in the same period. Gross profit for same division for the nine months ended September 30, 2020 was USD2.7million or 72% of the Company’s total gross profit in sales of goods of USD 3.78 million in the same period.

1.2	Cattle farms (MEIJI) & (JHMC)

From 1st October 2019, MEIJI leased its Cattle farms’ operation to Mr. Fan Xin September (the head of the existing management team) as such MEIJI’s revenues are derived from leasing contracts thereon.

So from 1st October 2020, there is no more sales revenue generated from MEIJI but leasing and contracting revenue of $1,280,674 representing 24% of the group total revenue of 5,242,971 and gross profit of $909,434 compares to the group’s total gross profit of -4,021,315 for nine months ended September 30,2021: whereas revenue for the nine months ended September 30,2020 was $0.97 million, or 19.69%, of the Company’s total sales of goods revenue of USD 4.95million in the same period. Gross profit for the Cattle Farm (MEIJI) division for the nine months ended September 30, 2020 was $0.76 million, or 19.98% percent of the Company’s total gross profit on sales of goods of $3.78 million in the same period.

1.3	Plantation of (JHST)

From 1st October 2019, JHST leased its Cattle farms’ operation to Mr. Fan Xin September (the head of the existing management team) as such MEIJI’s revenues are derived from leasing contracts thereon.

So from 1st October 2020, there is no more sales revenue generated from JHST but leasing and contracting revenue of $1,308,333 representing 28% of the group total revenue of 5,242,971 and gross profit of $457,917 compares to the group’s total gross profit of - of -4,021,315 for nine months ended September 30,2021: whereas revenue for the nine months ended September 30,2020 was $1.24 million, or 25.13%, of t the Company’s total sales of goods revenue of USD 4.95million in the same period. Gross profit for the plantation division for t the nine months ended September 30, 2020 was $0.30 million, or 7.88% percent of the Company’s total gross profit on sales of goods of $3.78 million in the same period.

1.4	Marketing & Trading operation of The Corporate Sector

$0 and 0for nine ended September 30, 2021, and 2020.

1.5	Project Development of (CA)

The project developments (or Technology engineering consulting and services) works are carried out by CA on aquaculture related projects and by SIAF and MEIJI on non-aquaculture and agriculture projects:

$0 and 0for nine ended September 30, 2021, and 2020.

Back Ground and history

A summary of each business division and operations is described below:

Businesses Division:

●	Fishery Division refers to the operations of Capital Award Inc. (“Capital Award” or “CA”) covering its engineering, technology and consulting service management of fishery farms, technology transfers and seafood sales and marketing, where;

Capital Award generates revenues from providing engineering consulting services as turnkey contractors to owners and developers of fishery projects that are being designed and engineered into turnkey contracts by Capital Award in China using its A Power Module Technology Systems (“APM”) as follows:

(A). Engineering and Technology Services; via Consulting and Service Contracts (“CSC’s”) for the development, construction, and supply of plant and equipment, and management of fishery (and prawn or shrimp) farms and related business operations. From January 2020 up to the date of this annual report CA has not been able to do any fishery project or fishery project development due to the effects of the Pandemic COVID-19 as such, there was no revenue generated from January 2020 to September 30th 2021.

(B). Seafood Sales from CA’s projected farms; became a discontinued segment of operations from October 5, 2016 when Tri-way was disposed to other third parties in term Tri-way was reclassified as an unconsolidated equity investee on same date.

●	Corporate & Others Division refers to the trading segment of business operations of the Group named internally under corporate division of Sino Agro Food, Inc., including import/export business and consulting and service operations provided to projects that are not included in the above categories, and not limited to corporate affairs. Over the years up until end of fiscal year 2019 the corporate division imported mainly live seafood from South Africa countries, Vietnam, Thailand, Russian and other nearby countries and frozen beef from Australia and South America countries; however it is due to the interruptions and adverse impacts caused by the Pandemic COVID-19 made it impossible and unprofitable to continue the imports of live seafood, and the poor political relationship between China and Australia in 2020 induced high risks on the imports of Australian beef. The Corporate’s trading division based on standalone figures ended up with a loss of over $1.6 million and $ 0 as at 31.12 2020 and 30.09.2021 respectively.

Leasing and subcontracting of operations:

Over the years, there has been significant capital expenditures (CPE) and working capital (WC) required for and employed on the developments, expansion and operations of the minor operational activities that we managed to fund while our two core businesses (in the Cattle and beef of SJAP and the Fishery of CA) were generating sufficient cash flows and incomes, however after the collapse of the SJAP’s business from 2016 and the poor performances of the Mega farms from 2017 (“Crises”) for reasons mentioned in the earlier chapters and the previous Ks and Qs reports, the Company is no longer in the position to support and to finance the growth of these minor operational businesses in the way as they were before the Crises, therefore in order that capital spending could be kept within an affordable level, the Company decided to lease and sub-contract the following operations to their respective operational managements from 1st October 2019 as such there are no sales revenue and income derived from these operations but leasing and sub-contracting revenues and incomes thereon.

●	The operation of Hunan Shenghua A Power Agriculture Co. Ltd. (“HSA”) is in manufacturing and sales of organic fertilizer. From 1st October 2019 the Company contracted out its manufacturing and sales of organic fertilizer to its operational management; as such income of HSA is derived mainly from said management contract.

●	Plantation Division refers to the operations of Jiangmen City Heng Sheng Tai Agriculture Development Co. Ltd. (“JHST”) in the HU Plantation business where dragon fruit flowers (dried and fresh), crops of vegetables and immortal vegetables (dried) are sold to wholesale and retail markets. JHST’s financial statements are consolidated into the financial statements of Macau EIJI Company Ltd. (“MEIJI”) as one entity. From 1st October 2019 the Company contracted out its plantation operation to its operational management; as such income of JHST is derived mainly from said management contract.

●	Cattle Farm Division refers to the operations of Cattle Farm 1 under Jiangmen City Hang Mei Cattle Farm Development Co. Ltd (“JHMC”) where cattle are sold live to third party livestock wholesalers who sell them mainly to Guangzhou and Beijing livestock wholesale markets. The financial statements of JHMC are consolidated into MEIJI as one entity along with MEIJI’s operation in the consulting and service for development of other cattle farms (e.g., Cattle Farm 2) or related projects. From 1st October 2019 the Company contracted out its cattle operation to its operational management; as such incomes of JHMC are derived mainly from said management contract.

Investments in equity investees:

SJAP: Up until 1st October 2019, cattle and beef divisional operation of our partially owned subsidiary Qinghai Sanjiang A Power Agriculture Co., Ltd. (“SJAP”) in manufacturing and sales of organic fertilizer, bulk livestock feed, concentrated livestock feed, and the sales of live cattle inclusive of: (a) cattle that are not being slaughtered in our own slaughter house operated by Qinghai Zhong He Meat Products Co., Limited (“QZH”) are sold live to third party livestock wholesalers, and (b) cattle that are sold to QZH and slaughtered and deboned and packed by QZH; and the sales of meats deboned and packed by QZH that are sold to various meat distributors, wholesalers and super market chains and our own retail butcher stores. QZH is a fully owned subsidiary of SJAP; as such, the financial statements of these three companies (SJAP, QZH and HSA) are consolidated into our wholly owned subsidiary, A Power Agro Agriculture Development (Macau) Limited (“APWAM”), as one entity. SJAP and QZH are both variable interest entities over which we exercise significant control. As of December 30, 2017, QZH was derecognized as variable interest entity and its operating profit and/or loss no longer accretive to the Company’s 41.25% holding in SJAP, a variable interest entity. On September 30th 2019, Mr. Solomon Lee resigned as the Chairman of SJAP resulting in categorization of SJAP as an Investor in Associate from a subsidiary status, and SJAP contracted out its business operations to its existing operational management, as such it is not a variable interest entity and SJAP was reclassified as an unconsolidated equity investee and SJAP’s cattle and beef operation is discontinued on same date.

TWL: Up until 5th October 2016, our divisional fishery production and sales operation was with our fully owned subsidiary Tri-way Industries Limited (TWL or Tri-way, a private company incorporated in Hong Kong ) and our 75% owned subsidiary Jiangman Fishery Development Co. Ltd. (JFD, a limited liability company incorporated in China) operating one indoor APM farm in Enping District, Enping City. On 5th October 2016 we carve out Tri-way that became an unconsolidated investee of the Company resulted with the Company owning 36.6% equity interest in Tri-way derived from (i) 23.89% as a result of retained interest in Tri-way, and (ii) 12.71% acquired in exchange for outstanding debt owed to the Company at the time.

Somehow, the extremely poor operational performances of its Mega Farm (AFF 4 & 5) and its incomes in 2017 to 2019 were generated mainly from the operations of AFF 1, 2 , 3a & 3b and other sub-contracted farms. Coupling the said poor performances of the Mega farm, impacts of the COVID-19 Pandemic of 2020 caused a complete write-off for AFF 1, 2,and 3 as well as to Tri-way’s sub-contracted farms incurring losses over $77 million for the fiscal year of 2020 causing all farms to stop work for over 7 months without sufficient workers, feed, supplementary, medications, transportation and maintenances etc. to keep the live stocks going and they all died during the period calculating to multiple million pieces (equivalent to multiple of thousand metric tons). Tri-way is in a very poor financial situation as such it is not practically possible for Tri-way to revitalize and to rebuild its operations in a hurry but to reduce its operations and to concentrate its efforts on rebuilding of brood stocks, the production of fingerling and nursery stocks and repairing the damages etc. It is anticipating that under current conditions, Tri-way will take a long period to recovery.

MD & A OF CONSOLIDATED RESULTS OF OPERATIONS

Part A. Unaudited Income Statements of Consolidated Results of Operations for the Nine months ended September 30,2021 compared to the nine months ended September 30,2020.

	Nine months ended	Nine months ended
	September 30, 2021	September 30, 2020	Difference
Revenue
- Sale of goods	$-	$-
- Leasing & contracting income	7,864,457	7,394,568	469,889
	7,864,457	7,394,568	469,889
Cost of goods sold	-	-	-
Cost of Leasing & contracting	(1,832,486)	(1,737,751)	(94,734)

Gross profit	6,031,971	5,656,816	375,155
General and administrative expenses	-4,025,655	-4,465,500	439,845
Net income from operations	2,006,316	1,191,316	815,000
Other income (expenses)

Government grant	-
Sharee of income from unconsolidated equity investee	-45,902,941	-21,071,686	-24,831,256
Impairment losses	-29,284,776	-78,369,613	49,084,837
Interest expense
Net income (expenses)	-75,187,717	-99,441,298	24,253,581

Net income before income taxes	-73,181,401	-98,249,982	25068581.02
Provision for income taxes

Net income	(73,181,401)	(98,249,982)	25,068,581
Less: Net (income) loss attributable to non - controlling interest	(712,317)	5,651,472	-6,363,789
Net income attributable to Sino Agro Food Inc. and subsidiaries	(73,893,718)	(92,598,510)	18,704,792
Other comprehensive income (loss) - Foreign currency translation gain (loss)	2,914,559	4,625,468	-1,710,909
Comprehensive income	(70,979,159)	(87,973,042)	16,993,883
Less: Other comprehensive (income) loss attributable to non - controlling interest	481,362	654,754	-173,392
Comprehensive income attributable to the Sino Agro Food, Inc. and subsidiaries	(70,497,797)	$(87,318,288)	16,820,491

Earnings per share attributable to the Sino Agro Food, Inc. and subsidiaries common stockholders:
Basic	(1.23)	$(1.57)	0.34
Diluted	(1.23)	$(1.57)	0.34

Weighted average number of shares outstanding:

Basic	60,223,072	59,129,480	1,093,592
Diluted	60,223,072	59,129,480	1,093,592

Overall comparison of Q1-3 2021to Q1-3 2020

Note 1 and 2: The consolidated results of operation:

The Company’s revenues generated from the leasing & contracting activities were $7,864,457 for the period ended September 30, 2021 compared to $7,394,568 for the same period ended September 30,2020 representing a increase of 6% or $469,889 primarily due to gains in exchange rate of the RMB from the average of US$1=RMB6.99 in first half year of 2020 ended 30th September 2020 to US$6.47 as in the same period of 2021 ended 30 September 2021..

The Company’s cost of leasing and contracting activities were $1,832,486 for the period ended September 30, 2021 compared to $1,737,751 for the same period ended September 30,2020 due primarily for the gains in exchange rate of the RMB explained above. .

Gross profits of the Company generated from leasing and contracting activities were $6,031,971 for the period ended September 30, 2021compared to $5,656,816 for the same period ended September 30, 2020, representing an increase of 7% or $375,155.

The Company didn’t generate revenue neither from the sales of goods, the consulting and servicing nor from the corporate trading activities for the same period ended 30 September 2021 and 2020.

The Table below shows revenues, costs and gross profits generated from respective segmental operation referring to Note 1 and 2 above:

Leasing & contracting	Revenues		Cost of revenues		Gross profits			References
division of	30.09.2021	30.09.2020	30.09.2021	30.09.2020	30.09.2021	30.09.2020	Differences	to Notes
JHST (the planation)	2,024,944	1,814,589	1,382,426	1,307,694	642,518	506,895	65,417	1
HS.A (the fertilizer)	4,281,688	4,091,391			4,281,688	4,091,391	-75,366	1
JHMC (MEIJI) (the cattle)	1,557,825	1,488,588	450,060	430,058	1,107,764	1,058,531	3,228,580	1
	7,864,457	7,394,568	1,832,486	1,737,751	6,031,971	5,656,816	3,218,631	3

Note 4; the unconsolidated results from investees of the investment division;

For the 3 months ended 30 September 2021 netting a total loss of -$45,902,941 from the investees of the investment division compares to a total loss of -$21,071,686 for the 3 months period ended 30 September 2020。

Table（A）below shows the income data of SJAP (Investee 1):

SJAP 3 months at 30.09.2021	RMB	Equivalent in US$	SIAF 45% share in US$
Revenues	5,900,000	914,729
Profit and (loss)(operation)	930,000	144,186	64,884
Impairment losses	-49,250,000	-7,635,659
Net Income	-42,420,000	-6,576,744	-2,959,535
US$1=RMB6.45

Table B below shows the income data of TWL (Investee 2).

Triway for the 3months ended 30.09.2021	HK$	US$	SIAF 36.6%
Revenues	1,622,093	209,302
Operation Profit and (loss)	-47,161	-6,085	-2,227
Impairment losses	-910,895,695	-117,534,928
Net Income	-909,320,763	-117,331,711	-42,943,406
US$1=HK$7.73

Table (C.) below shows the share of losses (incomes) of -US$45,902,941.00 from the unconsolidated investees for the 3 months ended 30th September 2021:

Share of income from unconsolidated equity investee	US$
Tri-way	-42,943,406
SJAP	-2,959,535

-45,902,941

Table (D) below shows the interest in unconsolidated investees as at 30th September 2021

September 30, 2021
Investments at cost	US$
- TRW	103,266,588
- SJAP	40,086,448
Cattle farm 2	20,781,186
Amount due from a consolidated equity investee	21,511,994
185,646,216

Note 5：Provision for impairment losses

The Company has made provision for bad debts being written off in amount of $49,084,837 thus reducing account receivable from -$78,369,613 as at 31.12.2020 to $29,284,776 as at 30 September 2021, the reason for the provision is due primarily to the continuing effects of the Covid-19 pandemic affecting operations of the down-stream businesses and associates of the Company that are suffering adverse consequences.

All provisional impairment losses of US$29,284,766.00 were written off from CA’s account receivables.

Note (3) : General and Administrative Expenses and Interest Expenses

General and administrative and interest expenses (including depreciation and amortization) decreased by $439,845 or -9.85% from $4,465,500 for Q1-3 2021 to $4,025,655 for Q1-3 2020. The decrease was primarily due to the overall decrease in corporate expenses.

Category	2021Q1-3	2020Q1-3	Difference

Office and corporate expenses	99,486	154,567	(55,082)
Wages and salaries	611,503	894,629	(283,126)
Traveling and related lodging	-	10,733	(10,733)
Motor vehicles expenses and local transportation	-	4,103	(4,103)
Entertainments and meals	-	-	-
Others and miscellaneous	-	-	-
Depreciation and amortization	3,314,666	3,401,467	(86,801)
Sub-total	4,025,655	4,465,500	-439,845
Interest expense	-	-	-
Total	4,025,655	4,465,500	-439,845

Note (5) to Table A 1 Non-controlling interests

Table (F) below shows the derivation of non-controlling interest

Name of China subsidiaries	Jiangmen City Heng Sheng Tai Agriculture Development Co. Ltd.(China)	Jiangmen City Hang Mei Cattle Farm Development Co. Ltd.(China)	Hunan Shenghua A Power Agriculture Co., Limited (China)	Total
Effective shareholding	75%	75%	76%
Abbreviated names	(JHST )	(JHMC )	(HSA )

Net income (loss) of the P.R.C. subsidiaries for the year in $	458,747	897,988	1,554,724

% of profit sharing of non-controlling interest	25%	25%	24%

Non-controlling interest’s shares of Net incomes in $	114,687	224,497	373,134	712,317

The Net Income loss attributed to non-controlling interest is $712,317 shared by JHST, JHMC and HSA collectively for Q1-3 2021 as shown in Table (F) above.

Note (6) to Table A 1 Earnings per shares (EPS)

Earnings per share increased by0.34(basic) and 0.34(diluted) per share from EPS of -$1.57 (basic) and -$1.57 (diluted) for Q1-3 2020 to EPS of -$1.23 (basic) and $-$1.23 (diluted) for Q1-3 2021. The reason for the increase is primarily due to the net income attributed to the group increased by $18,704,792 from -$92,598,510 for the 9 months ended 30 September 2020 to -$73,893,718 for the 9 months ended 30 September 2021.

Part B. MD & A on Unaudited Consolidated Balance Sheet of Continued Operations for the nine months ended 30 September 2021 (Q3 2021) compared to the twelve months ended 31 December 2020 (fiscal year 2020)

	September 30, 2021	December 31, 2020	Changes	Notes
	(Unaudited)	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$271,743	$188,846	82,897	6
Inventories	-	-	-	7
Costs and estimated earnings in excess of billings on uncompleted contracts	-	-	-
Deposits and prepayments	13,651,183	13,141,301	509,882	8
Accounts receivable, net of allowance for doubtful accounts	23,063,519	32,658,330	-9,594,811	9
Other receivables	73,300,467	82,083,392	-8,782,925
Total current assets	110,286,912	128,071,869	-17,784,957
Non-current assets			-
Plant and equipment, net of accumulated depreciation	95,083,386	97,879,543	-2,796,157	10
Construction in progress			-
Land use rights, net of accumulated amortization	51,967,143	52,482,217	-515,074	11
Total non-current assets	147,050,529	150,361,760	-3,311,231
Other assets			-
Goodwill	724,940	724,940	-
Proprietary technologies, net of accumulated amortization	6,338,275	6,562,933	-224,658
Interest in unconsolidated investees	185,646,216	232,100,046	-46,453,830	12
Total other assets	192,709,431	239,387,919	-46,678,488
			-
Total assets	$450,046,872	$517,821,549	-67,774,677
			-
LIABILITIES AND STOCKHOLDERS’ EQUITY			-
			-
Current liabilities			-
Accounts payable and accrued expenses	$3,274,135	$2,665,150	608,985	13
Billings in excess of costs and estimated earnings on uncompleted contracts	-	-	-
Due to directors	2,099,763	1,985,040	114,723
Other payables	38,252,484	36,542,468	1,710,016
Borrowings - Short term bank loan			-
Derivative liability			-
Convertible note payable			-
	43,626,382	41,192,658	2,433,724
			-
Non-current liabilities			-
Other payables	-	-	-
Borrowings - Long term debts and bank loan			-
	-	-	-
			-
Stockholders’ equity			-
Common stock: = $0.001 par value (60,352,942 and 59,963,332 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively)	60,353	59,963	390
Additional paid - in capital	135,722,286	135,664,235	58,051
Retained earnings	242,514,672	316,408,390	-73,893,718
Accumulated other comprehensive income	-51,601,624	-54,997,545	3,395,921
Treasury stock	-1,250,000	-1,250,000	-
Total Sino Agro Food, Inc. and subsidiaries stockholders’ equity	325,445,687	395,885,043	-70,439,356
Non - controlling interest	80,974,803	80,743,848	230,955
Total stockholders’ equity	406,420,490	476,628,891	-70,208,401
Total liabilities and stockholders’ equity	$450,046,872	$517,821,549	-67,774,677

Note (6) Cash and Cash Equivalents

The change in cash and cash equivalent was $89,897 when comparing cash and cash equivalent of $271,743 and $188,846 as at September 30,2021 and December 31, 2020, respectively.

Note (7) Inventories

There was no inventory recorded as at ended September 30,2021 and 2020 respectively.

Note (9) Breakdown of Accounts receivable:

	As at 30.09.2021
	Accounts				over 120 days and less than
	receivable	0-30 days	31-90 days	91-120 days	1 year	Over 1 year
	$
Engineering consulting service (CA)
Sales of imported seafood (SIAF)
Sales of Cattle and Beef Meats (MEIJI)
Sales of HU Flowers (Fresh & Dried) (JHST)	6,068,649	2,024,943		4,043,706
Sales of Cattle and Beef Meats (JHMC)	5,515,603		1,557,825		3,957,778
Sales Fertilizer from (HSA)	11,479,267		4,281,688	7,197,579

Total	23,063,519	2,024,943	5,839,513	11,241,285	3,957,778	-

Information on Concentration of credit risk of revenue:

Cash includes cash at banks and demand deposits in accounts maintained with banks within the P.R.C. Total cash in these banks as of December 31, 2020 and September 30, 2021 amounted to $188,846 and $173,738, respectively, none of which is covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks to its cash in bank accounts.

The Company had 5 major customers (A, B, C, D and E) whose business individually represented the following percentages of the Company’s total revenue for the period indicated:

	30.09.2021	30.09.2020
Customer A	54.44%	35.54%
Customer B	25.75%	24.32%
Customer C	19.81%	14.28%
Customer D		8.17%
Customer E		2.74%

	100%	85.05%

		Percentage of revenue	Amount
Customer A	Organic fertilizer and Bread Grass Division	53.22%	$2,790,309
Customer B	Cattle Farm Development and HU Plantation Division	28.71%	$1,505,258
Customer C	Corporate Division	18.07%	$947,404

		Percentage of revenue	Amount
Customer A	Organic fertilizer and Bread Grass Division	54.44%	$4,281,410
Customer B	Cattle Farm Development and HU Plantation Division	25.75%	$2,025,098
Customer C	Corporate Division	19.81%	$1,557,949

Accounts receivable are derived from revenue earned from customers located primarily in the P.R.C. The Company performs ongoing credit evaluations of customers and has not experienced any material losses to date.

The Company had 5 major customers whose accounts receivable balance individually represented the following percentages of the Company’s total accounts receivable:

	September 30, 2021	December 31, 2020
Customer A	41.76%	44.89%
Customer B	18.96%	24.45%
Customer C	11.43%	14.66%
Customer D	10.69%	10.56%
Customer E		0.02%
Customer F		%
	82.84%	99.63%

As of September 30, 2021, amounts due from customers A, B and C are $9,631,326, $4,372,843 and $2,636,160 respectively. The Company has not experienced any significant difficulty in collecting its accounts receivable in the past and is not aware of any financial difficulties of its major customers.

Note (10) Property and equipment, net of accumulated depreciation

30-Sep-21
(Unaudited)

Plant and machinery	$10,929,999
Structure and leasehold improvements	94,798,462
Mature seeds and herbage cultivation	19,089,306
Furniture and equipment	3,607,007
Motor vehicles	3,590,612
132,015,386

Less: Accumulated depreciation	36,932,000
Net carrying amount	$95,083,386

Note (11) Land Use Rights, net of accumulated amortization

Item	Owner	Location	Acres	Date Acquired	Tenure	Expiry dates	Cost $	Monthly amortization $	2021.9.30 Balance $	Nature of ownership	Nature of project
Hunan lot 1	HS.A	Ouchi Village, Fenghuo Town, Linli County	31.92	4-5-2011	43	4-4-2054	242,703	470	183,438	Lease	Fertilizer production
Hunan lot 2	HS.A	Ouchi Village, Fenghuo Town, Linli County	247.05	7-1-2011	60	6-30-2071	36,666,141	50,925	30,402,342	Management Right	Pasture growing
Hunan lot 3	HS.A	Ouchi Village, Fenghuo Town, Linli County	8.24	5-24-2011	40	5-23-2051	378,489	789	279,924	Land Use Rights	Fertilizer production
Hunan lot 4	HS.A	Ouchi Village, Fenghuo Town, Linli County	24.71	6-1-2018	50	5-31-2068	3,021,148	5,035	2,819,738	Lease	Pasture growing
Guangdong lot 1	JHST	Yane Village, Liangxi Town, Enping City	8.23	8-10-2007	60	8-9-2067	1,064,501	1,478	813,160	Management Right	HU Plantation
Guangdong lot 2	JHST	Nandu Village of Yane Village, Liangxi Town, Enping City	27.78	3-14-2007	60	3-13-2067	1,037,273	1,441	785,158	Management Right	HU Plantation
Guangdong lot 3	JHST	Nandu Village of Yane Village, Liangxi Town, Enping City	60.72	3-14-2007	60	3-13-2067	2,267,363	3,149	1,716,268	Management Right	HU Plantation
Guangdong lot 4	JHST	Nandu Village of Yane Village, Liangxi Town, Enping City	54.68	9-12-2007	60	9-11-2067	2,041,949	2,836	1,562,658	Management Right	HU Plantation
Guangdong lot 5	JHST	Jishilu Village of Dawan Village, Juntang Town, Enping City	28.82	9-12-2007	60	9-11-2067	960,416	1,334	734,985	Management Right	HU Plantation
Guangdong lot 6	JHST	Liankai Village of Niujiang Town, Enping City	31.84	1-1-2008	60	12-31-2068	821,445	1,141	633,197	Management Right	Fish Farm
Guangdong lot 7	JHST	Nandu Village of Yane Village, Liangxi Town, Enping City	41.18	1-1-2011	26	12-31-2037	5,716,764	18,323	3,353,102	Management Right	HU Plantation
Guangdong lot 8	JHST	Shangchong Village of Yane Village, Liangxi Town, Enping City	11.28	1-1-2011	26	12-31-2037	1,566,393	5,020	918,750	Management Right	HU Plantation
Guangdong lot 9	MEIJI	Xiaoban Village of Yane Village, Liangxi Town, Enping City	41.18	4-1-2011	20	3-31-2031	5,082,136	21,176	2,414,015	Management Right	Cattle Farm
Qinghai lot 1	SJAP	No. 498, Bei Da Road, Chengguan Town of Huangyuan County,Xining City, Qinghai Province	21.09	11-1-2011	40	10-30-2051	527,234	1,098	396,524	Land Use Right & Building ownership	Cattle farm, fertilizer and livestock feed production
Guangdong lot 10	JHST	Niu Jiang Town, Liangxi Town, Enping City	6.27	3-4-2013	10	3-3-2023	489,904	4,083	69,403	Management Right	Processing factory
Guangdong lot 11	CA	Da San Dui Wei, You Nan Village, Conghua District of Guangzhou City	33.28	10-28-2014	30	10-27-2044	4,453,665	12,371	3,414,477	Management Right	Agriculture
	JHST	Land improvement cost incurred		12-1-2013			3,914,275	6,155	3,335,750	Management Right	HU Plantation
Exchange difference							1,901,819		-1,865,747.00
			678				72,153,620	136,824	51,967,143

Note (12) Investment in unconsolidated equity investee

September 30, 2021
Investments at cost
- TRW	$103,266,588
- SJAP	40,086,448
Cattle farm 2	20,781,186
Amount due from a consolidated equity investee	21,511,994
185,646,216

Note (13) Current Liabilities:

September 30, 2021
Accounts payable and accrued expenses	3,274,135
Due to a director	2,099,763
Other payables	38,252,484
43,626,382

Note (14) Non-current liabilities

There was no outstanding other payments recorded as at 30.09.2021 and 31.12.2020.

Income Taxes

The Company accounts for income taxes under the provisions of ASC Topic 740 “Accounting for Income Taxes.” Under ASC Topic 740, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and the tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

The provision for income tax is based on the results for the year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted at the balance sheet date. Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of assessable tax profit. In principle, deferred tax liabilities are recognized for all taxable temporary differences, and deferred tax assets are recognized to the extent that it is probable that taxable profit will be available against which deductible temporary differences can be utilized.

Deferred income taxes are calculated at the tax rates that are expected to apply to the period when the asset is realized or the liability is settled. Deferred tax is charged or credited in the income statement, except when it related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity. Deferred tax assets and liabilities are offset when they relate to income taxes levied by the same taxation authority and the Company intends to settle its current tax assets and liabilities on a net basis.

ASC Topic 740 also prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken, or for one expected to be taken, in a tax return. ASC Topic 740 also provides guidance related to, among other things, classification, accounting for interest and penalties associated with tax positions, and disclosure requirements. Any interest and penalties accrued related to unrecognized tax benefits will be recorded as tax expense

Off Balance Sheet Arrangements:

None.

Liquidity and Capital Resources

As of September 30 2021, unrestricted cash and cash equivalents amounted to $271,743 (see notes to the consolidated financial statements), and our working capital as of September 30, 2021 was $66,660,530.

Contractual Obligations	Less than 1 year	1-3 years	3-5 years	More than 5 years	Total
Short Term Bank Loan
Long Term Debts		28,898,111			28,898,111
Promissory Notes

Cash provided by operating activities amounted to $3,381,734 for Q1-3 2021. This compares with cash provided by operating activities totaling $1,269,940 for Q1-3 2020. The increase in cash flows from operations primarily resulted from the increase in deposits and prepaid expenses to $(10,058,643) for Q1-3 2021 from $(2,867,603) for Q1-3 2020.

Cash used in investing activities totaled $0for Q1-3 2020. This compares with cash used in investing activities totaling $0for Q1-3 2020.

Cash used in financing activities totaled $0 for Q1-3 2021. This compares with cash from financing activities totaling $0 for Q1-3 2020.

Part C. MD & A on Unaudited Consolidated cash flow statements of Continued Operations for the nine months ended 30 September 2021 (Q3 2021) compared to the nine months ended 30 September 2020.

	2021Q1-3	2020Q1-3
Cash flows from operating activities
Net income (loss) for the year	$(73,181,401)	(98,249,982)
Adjustments to reconcile net income for the year to net cash from operations:
Depreciation	9,238,958	8,777,010
Amortization	5,239,285	4,924,928
Gain on deemed disposal of subsidiaries
Impairment losses	29,284,776	78,369,613
Share of unconsolidated equity investee	45,902,941	21,071,686
Changes in operating assets and liabilities:
Decrease in inventories	-	-
(Increase) decrease in cost and estimated earnings in excess of billings on uncompleted contacts	-	-
Increase in deposits and prepaid expenses	(10,058,643)	(2,867,603)
(Decrease) increase in due to a director	114,723
Increase/(decrease) in accounts payable and accrued expenses	608,985	7,399,051
Increase in other payables	1,710,016	3,875,974
Decrease (increase) in accounts receivable	(14,260,831)	(3,071,560)
(Decrease) increase in tax payable
Increase (decrease) in billings in excess of costs and estimated earnings on uncompleted contracts
Decrease in other receivables	8,782,925	(18,959,177)
Net cash provided by operating activities	3,381,734	1,269,940
Cash flows from investing activities
Acquisition of plant, property and equipment	-
Payment for construction in progress	-
Proceed from disposal of a long term investee
Proceed from disposal of plant, property and equipment	-
Net cash used in investing activities	-
Cash flows from financing activities
-Proceeds from convertible bond payable	-
Capital contribution from non-controlEng interest	-
Proceeds from short term debts
Long term debts repaid	-
Short term bank loan repaid
Net cash provided by financing activities	-
Effects on exchange rate changes on cash	(3,298,837)	(1,251,257)

(Decrease)/increase in cash and cash equivalents	82,897	18,683
Cash and cash equivalents, beginning of year	188,846	185,895
Cash and cash equivalents, end of year	$271,743	204,578

Non - cash transactions
Impairment losses from account receivable	29,284,776	55,799,164
Impairment losses from other receivable	-	22,570,449

3.	CRITICAL ACCOUNTING POLICIES

BASIS OF PRESENTATION

The audited consolidated financial statements for the twelve months ended December 31, 2019 are prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

BASIS OF CONSOLIDATION

The consolidated financial statements include the financial statements of SIAF, its subsidiaries Capital Award, CS, CH, TRW, MEIJI, JHST, JFD, JHMC, HSA, APWAM, SAFS and its variable interest entities SJAP and QZH. All material inter-company transactions and balances have been eliminated in consolidation. The results of companies acquired or disposed of during the year are included in the consolidated Financial Statements from the effective date of acquisition.

BUSINESS COMBINATIONS

The Company adopted the accounting pronouncements relating to business combinations (primarily contained in ASC Topic 805 “Business Combinations”), including assets acquired and liabilities assumed arising from contingencies. These pronouncements established principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquire as well as provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. In addition, these pronouncements eliminate the distinction between contractual and non-contractual contingencies, including the initial recognition and measurement criteria and require an acquirer to develop a systematic and rational basis for subsequently measuring and accounting for acquired contingencies depending on their nature. Our adoption of these pronouncements will have an impact on the manner in which we account for any future acquisitions.

NON - CONTROLLING INTEREST IN CONSOLIDATED FINANCIAL STATEMENTS

The Company adopted the accounting pronouncement on non-controlling interests in consolidated financial statements, which establishes accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. This guidance is primarily contained in ASC Topic “Consolidation”. It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated financial statements. The adoption of this standard has not had material impact on our consolidated financial statements.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods covered thereby. Actual results could differ from these estimates. Judgments and estimates of uncertainties are required in applying the Company’s accounting policies in certain areas. The following are some of the areas requiring significant judgments and estimates: determinations of the useful lives of assets, estimates of allowances for doubtful accounts, cash flow and valuation assumptions in performing asset impairment tests of long-lived assets, estimates of the reliability of deferred tax assets and inventory reserves.

REVENUE RECOGNITION

The Company’s revenue recognition policies are in compliance with ASC 605. Sales revenue is recognized when all of the following have occurred: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the price is fixed or determinable, and (iv) the ability to collect is reasonably assured. These criteria are generally satisfied at the time of shipment when risk of loss and title passes to the customer. Service revenue is recognized when services have been rendered to a buyer by reference to the stage of completion. License fee income is recognized on the accrual basis in accordance with the underlying agreements.

Government grants are recognized upon (i) the Company has substantially accomplished what we must be done pursuant to the terms of the policies and terms of the grant that are established by the local government; and (ii) the Company receives notification from the local government that the Company has satisfied all of the requirements to receive the government grants; and or (iii) the amounts are received.

Multiple-Element Arrangements

To qualify as a separate unit of accounting under ASC 605-25“Multiple Element Arrangements”, the delivered item must have value to the customer on a standalone basis. The significant deliverables under the Company’s multiple-element arrangements are consulting and service under development contract, commission and management service.

Revenues from the Company’s fishery development services contract are performed under fixed-price contracts. Revenues under long-term contracts are accounted for under the percentage-of-completion method of accounting in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 605, Revenue Recognition (“ASC 605”). Under the percentage-of-completion method, the Company estimates profit as the difference between total estimated revenue and total estimated cost of a contract and recognized that profit over the contract term. The percentage of costs incurred determines the amount of revenue to be recognized. Payment terms are generally defined by the installation contract and as a result may not match the timing of the costs incurred by the Company and the related recognition of revenue. Such differences are recorded as either costs or estimated earnings in excess of billings on uncompleted contracts or billings in excess of costs and estimated earnings on uncompleted contracts.

The Company determines a customer’s credit worthiness at the time an order is accepted. Sudden and unexpected changes in a customer’s financial condition could put recoverability at risk.

The percentage of completion method requires the ability to estimate several factors, including the ability of the customer to meet its obligations under the contract, including the payment of amounts when due. If the Company determines that collectability is not assured, we will defer revenue recognition and use methods of accounting for the contract such as the completed contract method until such time as the Company determines that collectability is reasonably assured or through the completion of the project.

For fixed-price contracts, the Company uses the ratio of costs incurred to date on the contract (excluding uninstalled direct materials) to management’s estimate of the contract’s total costs, to determine the percentage of completion on each contract. This method is used as management considers expended costs to be the best available measure of progression of these contracts. Contract costs included all direct material, subcontract and labor costs and those indirect costs related to contract performance, such as supplies, tool repairs and depreciation. The Company accounts for maintenance and repair services under the guidance of ASC 605 as the services provided relate to construction work. Contract costs incurred to date and expected total contract costs are continuously monitored during the term of the contract. Changes in job performance, job conditions, and estimated profitability arising from contract penalty, change orders and final contract settlements may result in revisions to the estimated profitability during the contract. These changes, which include contracts with estimated costs in excess of estimated revenues, are recognized as contract costs in the period in which the revisions are determined. Profit incentives are included in revenues when their realization is reasonably assured. At the point the Company anticipates a loss on a contract, the Company estimates the ultimate loss through completion and recognizes that loss in the period in which the possible loss was identified.

The Company does not provide warranties to customers on a basis customary to the industry; however, the customers can claim warranty directly from product manufacturers for defects in equipment or products. Historically, the Company has experienced no warranty claims.

The Company’s fishery development consultancy services revenues are recognized when the relevant services are rendered, and are subject to a Chinese business tax at a rate of 0% of the gross fishery development contract service income approved by the Chinese local government.

4.	COST OF GOODS SOLD AND SERVICES

Cost of goods sold consists primarily of direct purchase cost of merchandise goods, and related levies. Cost of services consists primarily of direct cost and indirect cost incurred to date for development contracts and provision for anticipated losses on development contracts.

SHIPPING AND HANDLING

Shipping and handling costs related to cost of goods sold are included in general and administrative expenses, which totaled $0 and $0 for the nine months ended September 30, 2021 and 2020, respectively.

ADVERTISING

Advertising costs are included in general and administrative expenses, which totaled $0, and $0 for the nine months ended September 30, 2021 and 2020, respectively.

RESEARCH AND DEVELOPMENT EXPENSES

Research and development expenses are included in general and administrative expenses, which totaled $0 and $0 for the nine months ended September 30, 2021 and 2020, respectively.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid securities with original maturities of three months or less when acquired to be cash equivalents. Cash and cash equivalents kept with financial institutions in the People’s Republic of China (“PRC”) are not insured or otherwise protected. Should any of those institutions holding the Company’s cash become insolvent, or the Company is unable to withdraw funds for any reason, the Company could lose the cash on deposit on that institution.

ACCOUNTS RECEIVABLE

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Terms of the sales vary. Reserves are recorded primarily on a specific identification basis.

The standard credit period of the Company’s most of customers is three months. Any amount that has an extended settlement date of over one year is classified as a long term receivable. Management evaluates the collectability of the receivables at least quarterly.

INVENTORIES

Inventories are valued at the lower of cost (determined on a weighted average basis) and net realizable value. Costs incurred in bringing each product to its location and conditions are accounted for as follows:

●	raw materials - purchase cost on a weighted average basis;

●	manufactured finished goods and work-in-progress - cost of direct materials and labor and a proportion of manufacturing overhead based on normal operation capacity but excluding borrowing costs; and

●	retail and wholesale merchandise finished goods - purchase cost on a weighted average basis.

Net realizable value is the estimated selling price in the ordinary course of business, less estimated costs of completion and the estimated costs necessary to make the sale.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost less accumulated depreciation and any accumulated impairment losses. Such costs include the cost of replacing parts that are eligible for capitalization when the cost of replacing the parts is incurred. The assets’ residual values, useful lives and depreciation methods are reviewed, and adjusted if appropriate, at the end of each year.

Depreciation is calculated on a straight-line basis over the estimated useful life of the assets.

Milk cows	10 years
Plant and machinery	5 - 10 years
Structure and leasehold improvements	10 - 30 years
Mature seed and herbage cultivation	20 years
Furniture, fixtures and equipment	2.5 - 10 years
Motor vehicles	4 - 10 years

An item of property and equipment is removed from the accounts upon disposal or when no future economic benefits are expected to arise from the continued use of the asset. Any gain or loss arising on disposal of the asset (calculated as the difference between the net disposal proceeds and the carrying amount of the item) is included in the consolidated statements of income in the period the item is disposed.

GOODWILL

Goodwill is an asset representing the fair economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. Goodwill is tested for impairment on an annual basis at the end of the company’s fiscal year, or when impairment indicators arise. The Company uses a fair-value-based approach to test for impairment at the level of each reporting unit. The Company directly acquired MEIJI, which is engaged in Hu Plantation. As a result of this acquisition, the Company recorded goodwill in the amount of $724,940. This goodwill represents the fair value of the assets acquired in these acquisitions over the cost of the assets acquired.

PROPRIETARY TECHNOLOGIES

The Company has determined that technological feasibility is established at the time a working model of products is completed. Master license of stock feed manufacturing technology was acquired and the costs of acquisition were capitalized as proprietary technologies when technological feasibility had been established. Proprietary technologies are intangible assets of finite lives. Proprietary technologies are amortized using the straight-line method over their estimated lives of 25 years.

An aromatic cattle-feeding formula was acquired and the costs of acquisition are capitalized as proprietary technologies when technological feasibility has been established. Cost of acquisition on aromatic cattle-feeding formula is amortized using the straight-line method over its estimated life of 20 years.

The cost of sleepy cod breeding technology license is capitalized as proprietary technologies when technological feasibility has been established. Cost of granting sleepy cod breeding technology license is amortized using the straight-line method over its entitled life of 25 years.

Bacterial cellulose technology license and related trademark are capitalized as proprietary technologies when technological feasibility has been established. Cost of license and related trademark is amortized using the straight-line method over its estimated life of 20 years.

Management evaluates the recoverability of proprietary technologies on an annual basis of the end of the company’s fiscal year, or when impairment indicators arise. As required by ASC Topic 350 “Intangible - Goodwill and Other”, the Company uses a fair-value-based approach to test for impairment.

CONSTRUCTION IN PROGRESS

Construction in progress represents direct costs of construction as well as acquisition and design fees incurred. Capitalization of these costs ceases and the construction in progress is transferred to property and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until construction is completed and the asset is ready for its intended use.

LAND USE RIGHTS

Land use rights represent acquisition of land use right rights of agriculture land from farmers and are amortized on the straight line basis over the respective lease periods. The lease period of agriculture land is in the range from 10 years to 60 years. Land use rights purchase prices were determined in accordance with the PRC Government’s minimum lease payments of agriculture land and mutually agreed between the company and the vendors. No independent professional appraiser performed a valuation of land use rights at the balance sheet dates.

CORPORATE JOINT VENTURE

A corporation formed, owned, and operated by two or more businesses (ventures) as a separate and discrete business or project (venture) for their mutual benefit is considered to be a corporate joint venture. Investee entities, in which the company can exercise significant influence, but not control, are accounted for under the equity method of accounting. Under the equity method of accounting, the company’s share of the earnings or losses of these companies is included in net income.

A loss in value of an investment that is other than a temporary decline is recognized as a charge to operations. Evidence of a loss in value might include, but would not necessarily be limited to absence of an ability to recover the carrying amount of the investment or inability of the investee to sustain an earnings capacity that would justify the carrying amount of the investment.

VARIABLE INTEREST ENTITY

An entity (investee) in which the investor has obtained less than a majority-owned interest, according to the Financial Accounting Standards Board (FASB). A variable interest entity (VIE) is subject to consolidation if a VIE is an entity meeting one of the following three criteria as elaborated in ASC Topic 810-10, Consolidation.

(a)	the equity-at-risk is not sufficient to support the entity’s activities;

(b)	as a group, the equity-at-risk holders cannot control the entity; or

(c)	the economics do not coincide with the voting interests.

If a firm is the primary beneficiary of a VIE, the holdings must be disclosed on the balance sheet. The primary beneficiary is defined as the person or company with the majority of variable interests.

TREASURY STOCK

Treasury stock consists of a Company’s own stock which has been issued, but is subsequently reacquired by the Company. Treasury stock does not reduce the number of shares issued but does reduce the number of shares outstanding. These shares are not eligible to receive cash dividends. Accounting for excesses and deficiencies on treasury stock transactions is governed by ASC 505-30-30.

State laws and federal agencies closely regulate transactions involving a company’s own capital stock, so the purchase of outstanding shares and converting them into treasury shares must have a legitimate purpose. Some of the most common reasons for purchasing outstanding shares are as follows:

(i)	to meet additional stock needs for various reasons, including newly implemented stock option plans, the issuance stock for convertible bonds or convertible preferred stock, or a stock dividend;

(ii)	to eliminate the ownerships interests of a stockholder;

(iii)	to increase the market price of the stock that returns capital to shareholders; and

(iv)	to potentially increase earnings per share of the stock by decreasing the shares outstanding on the same earnings.

The Company has adopted the cost method of accounting for treasury stock shares. The purchase of outstanding shares is treated as a temporary reduction in shareholders’ equity in view of the expectation to reissue the shares instead of retiring them. When the Company reissues the treasury shares, the temporary account is eliminated. The cost of treasury stock shares reacquired is charged to a contra account, in this case a contra equity account that reduces the stockholder equity balance.

INCOME TAXES

The Company accounts for income taxes under the provisions of ASC 740 “Accounting for Income Taxes.” Under ASC 740, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and the tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

The provision for income tax is based on the results for the year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted at the balance sheet date. Deferred taxes area accounted for using the balance sheet liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of assessable tax profit. In principle, deferred tax liabilities are recognized for all taxable temporary differences, and deferred tax assets are recognized to the extent that it is probable that taxable profit will be available against which deductible temporary differences can be utilized.

Deferred income taxes are calculated at the tax rates that are expected to apply to the period when the asset is realized or the liability is settled. Deferred tax is charged or credited in the income statement, except when it relates to items credited or charged directly to equity, in which case the deferred tax is also adjusted in the equity accounts. Deferred tax assets and liabilities are offset when they relate to income taxes levied by the same taxation authority and the Company intends to settle its current tax assets and liabilities on a net basis. ASC 740 also prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken, or expected to be taken, in a tax return. ASC 740 also provides guidance related to, among other things, classification, accounting for interest and penalties associated with tax positions, and disclosure requirements. Any interest and penalties accrued related to unrecognized tax benefits will be recorded in tax expense.

5.	POLITICAL AND BUSINESS RISK

The Company’s operations are carried out in the PRC Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC’s economy. The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in North America and Western Europe. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

IMPAIRMENT OF LONG-LIVED ASSETS AND INTANGIBLE ASSETS

In accordance with ASC 360, “Property, Plant and Equipment”, long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. The Company reviews the carrying amount of its long-lived assets, including intangibles, for impairment, at the end of each fiscal year. An asset is considered impaired when estimated future cash flows are less than the carrying amount of the asset. In the event the carrying amount of such asset is considered not recoverable, the asset is adjusted to its fair value. Fair value is generally determined based on discounted future cash flow.

EARNINGS PER SHARE

As prescribed in ASC Topic 260 “Earning per Share,” Basic Earnings per Share (“EPS”) is computed by dividing net income available to common stockholders by the weighted average number of common stock shares outstanding during the year. Diluted EPS is computed by dividing net income available to common stockholders by the weighted-average number of common stock shares outstanding during the year plus potential dilutive instruments such as stock options and warrants. The effect of stock options on diluted EPS is determined through the application of the treasury stock method, whereby proceeds received by the Company based on assumed exercises are hypothetically used to repurchase the Company’s common stock at the average market price during the period.

For the nine months ended September 30, 2021 and 2020, basic (loss)/earnings per share attributable to Sino Agro Food, Inc. and subsidiaries common stockholders amounted to $(1.23) and $(1.58), respectively. For the nine months ended September 30, 2021 and 2020, diluted (loss)/earnings per share attributable to Sino Agro Food, Inc. and its subsidiaries’ common stockholders amounted to $(1.23) and $(1.58), respectively.

FOREIGN CURRENCY TRANSLATION

The reporting currency of the Company is the U.S. dollars. The functional currency of the Company is the Chinese Rimini (RMB). For those entities whose functional currency is other than the U.S. dollars, all assets and liabilities are translated into U.S. dollars at the exchange rate on the balance sheet date; shareholder equity is translated at historical rates and items in the statements of income and of cash flows are translated at the average rate for the period.

Because cash flows are translated based on the weighted average translation rate, amounts related to assets and liabilities reported in the statements of cash flows will not necessarily agree with changes in the corresponding balances in the balance sheets. Translation adjustments resulting from this process are included in accumulated other comprehensive income in the consolidated statements of equity.

For the nine months ended September 30, 2021

Translation gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the statements of income and comprehensive income as incurred. The balance sheet amounts with the exception of equity as of September 30, 2021 and December 31, 2020 were translated at RMB6.49 to $1.00 and RMB6.52 to $1.00, respectively. The average translation rates applied to the consolidated statements of income and comprehensive income and of cash flows f for the nine months ended September 30, 2021 and 2020 were RMB6.47 to $1.00 and RMB6.99 to $1.00, respectively.

For the nine months ended September 30, 2020

Translation gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the statements of income and comprehensive income as incurred. The balance sheet amounts with the exception of equity as of September 30, 2020 and December 31, 2019 were translated at RMB6.81 to $1.00 and RMB6.98 to $1.00, respectively. The average translation rates applied to the consolidated statements of income and comprehensive income and of cash flows for the nine months ended September 30, 2020 and 2019 were RMB6.99 to $1.00 and RMB6.85 to $1.00, respectively.

ACCUMULATED OTHER COMPREHENSIVE INCOME

ASC Topic 220 “Comprehensive Income” establishes standards for reporting and displaying comprehensive income and its components in financial statements. Comprehensive income is defined as the change in stockholders’ equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. The comprehensive income for all periods presented includes both the reported net income and net change in cumulative translation adjustments.

RETIREMENT BENEFIT COSTS

PRC state managed retirement benefit programs are defined contribution plans and the payments to the plans are charged as expenses when employees have rendered service entitling them to the contribution.

STOCK-BASED COMPENSATION

The Company adopts both ASC Topic 718, “Compensation - Stock Compensation” and ASC Topic 505-50,“Equity-Based Payments to Non-Employees” using the fair value method in which an entity issues its equity instruments to acquire goods and services from employees and non-employees. Stock compensation for stock granted to non-employees has been determined in accordance with this accounting standard and the accounting standard regarding accounting for equity instruments that are issued to other than employees for acquiring, or in conjunction with selling goods or services, as the fair value of the consideration received or the fair value of equity instruments issued, whichever is more reliably measured. This accounting standard allows the “simplified” method to determine the term of employee options when other information is not available. Under ASC Topic 718 and ASC Topic 505-50, stock compensation expenses is measured at the grant date on the value of the option or restricted stock and is recognized as expenses, less expected forfeitures, over the requisite service period, which is generally the vesting period.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

NEW ACCOUNTING PRONOUNCEMENTS

The Company does not expect any recent accounting pronouncements to have a material effect on the Company’s financial position, results of operations, or cash flows.

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) (ASU 2014-09), which amends the existing accounting standards for revenue recognition. In August 2015, the FASB issued ASU No. 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which delays the effective date of ASU 2014-09 by one year. The FASB also agreed to allow entities to choose to adopt the standard as of the original effective date. In March 2016, the FASB issued Accounting Standards Update No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net) (ASU 2016-08) which clarifies the implementation guidance on principal versus agent considerations. The guidance includes indicators to assist an entity in determining whether it controls a specified good or service before it is transferred to the customers. The new standard further requires new disclosures about contracts with customers, including the significant judgments the company has made when applying the guidance. We will adopt the new standard effective January 1, 2018, using the modified retrospective transition method. We finalized our analysis and the adoption of this guidance will not have a material impact on our consolidated financial statements.

In February 2016, the FASB issued Accounting Standards Update No. 2016-02, Leases (Topic 842) (ASU 2016-02), which generally requires companies to recognize operating and financing lease liabilities and corresponding right-of-use assets on the balance sheet. This guidance will be effective for us in the first quarter of 2019 on a modified retrospective basis and early adoption is permitted. We will adopt the new standard effective January 1, 2019. We have selected a lease accounting system and we are in the process of implementing such system as well as evaluating the use of the optional practical expedients. While we continue to evaluate the effect of adopting this guidance on our consolidated financial statements and related disclosures, we expect our operating leases, as disclosed in Note 9 - Commitments and Contingencies, will be subject to the new standard. We will recognize right-of-use assets and operating lease liabilities on our consolidated balance sheets upon adoption, which will increase our total assets and liabilities.

In October 2016, the FASB issued Accounting Standards Update No. 2016-16, Income Taxes (Topic 740): Intra-Entity Transfers Other than Inventory (ASU 2016-16), which requires companies to recognize the income-tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs, rather than when the asset has been sold to an outside party. We will adopt the new standard effective January 1, 2018, using the modified retrospective transition approach through a cumulative-effect adjustment to retained earnings as of the effective date. A cumulative-effect adjustment will capture the write-off of income tax consequences deferred from past intra-entity transfers involving assets other than inventory, new deferred tax assets, and other liabilities for amounts not currently recognized under U.S. GAAP. Based on transactions up to December 31, 2017, we do not expect the adoption of this guidance to have a material impact on our consolidated financial statements.

In November 2016, the FASB issued Accounting Standards Update No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (ASU 2016-18), which requires companies to include amounts generally described as restricted cash and restricted cash equivalents in cash and cash equivalents when reconciling beginning-of-period and end-of-period total amounts shown on the statement of cash flows. We will adopt the new standard effective January 1, 2018, using the retrospective transition approach for all periods presented. We do not expect the adoption of this guidance to have a material impact on our consolidated financial statements.

In January 2017, the FASB issued Accounting Standards Update No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business (ASU 2017-01), which revises the definition of a business and provides new guidance in evaluating when a set of transferred assets and activities is a business. We will adopt the new standard effective January 1, 2018, on a prospective basis and do not expect the standard to have a material impact on our consolidated financial statements.

In January 2017, the FASB issued Accounting Standards Update No. 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment (ASU 2017-04), which eliminates step two from the goodwill impairment test. Under ASU 2017-04, an entity should recognize an impairment charge for the amount by which the carrying amount of a reporting unit exceeds its fair value up to the amount of goodwill allocated to that reporting unit. This guidance will be effective for us in the first quarter of 2020 on a prospective basis, and early adoption is permitted. We do not expect the standard to have a material impact on our consolidated financial statements.

Although there are several other new accounting pronouncements issued or proposed by the FASB, which the Company has adopted or will adopt, as applicable, the Company does not believe any of these accounting pronouncements has had or will have a material impact on its consolidated financial position, operating results or statements of cash flows.

ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

Market risk is the risk of loss to future earnings, to fair values or to future cash flows that may result from changes in the price of a financial instrument. The value of a financial instrument may change as a result of changes in interest rates, exchange rates, commodity prices, equity prices and other market changes.

Foreign Currency Risk

Currency fluctuations and restrictions on currency exchange may adversely affect our business, including limiting our ability to convert Chinese Renminbi (RMB) into foreign currencies and, if the RMB were to decline in value, reducing our revenue in U.S. dollar terms.

The Chinese government currently manages the exchange rate of the RMB. The value of our common stock is indirectly affected by the foreign exchange rate between the U.S. dollar and the RMB. Appreciation or depreciation in the value of the RMB relative to the U.S. dollar does affect our financial results reported in U.S. dollar terms without giving effect to any underlying change in our business or results of operations.

Translation gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the statements of income and comprehensive income as incurred. The average translation rates applied to the consolidated statements of income and comprehensive income and of cash flows for nine months ended September 30, 2021 through 2020 were RMB6.47 and RMB6.87, respectively.

Depository Insurance Risk

Cash and cash equivalents are held for working capital purposes and consist primarily of bank deposits. We do not enter into investments for trading or speculative purposes.

Banks and other financial institutions in the PRC do not provide insurance for funds held on deposit. A portion of our assets are in the form of cash deposited with banks in the PRC, and in the event of bank failure, we may not have access to, or may lose entirely, our funds on deposit. This exposure could result in our inability to immediately access funds to pay our suppliers, employees and/or other creditors.

ITEM 4. CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

We maintain “disclosure controls and procedures,” as such term is defined in Rule 13a-15(e) under the Securities Exchange Act of 1934 (the “Exchange Act”), that are designed to ensure that information required to be disclosed in our Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure. We conducted an evaluation (the “Evaluation”), under the supervision and with the participation of our Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”), of the effectiveness of the design and operation of our disclosure controls and procedures (“Disclosure Controls”) as of the end of the period covered by this report pursuant to Rule 13a-15 of the Exchange Act. Based on this Evaluation, our CEO and CFO concluded that our Disclosure Controls were effective as of the end of the period covered by this report.

Changes in Internal Control over Financial Reporting

We have also evaluated our internal controls for financial reporting, and there has been no change in our internal control over financial reporting that occurred during the three months ended September 30, 2021 that has materially affected, or is reasonably likely to materially affect our internal control over financial reporting

Limitations on the Effectiveness of Controls

Our management, including our CEO and CFO, does not expect that our Disclosure Controls and internal controls will prevent all errors and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of a simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management or board override of the control.

The design of any system of controls also is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions; over time, controls may become inadequate because of changes in conditions, or the degree of compliance with the policies or procedures may deteriorate. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

ITEM 1. LEGAL PROCEEDINGS

As it was reported in Q1 2019:

In the ordinary course of business, we may be involved in legal proceedings from time to time. As of the date hereof, except as set forth herein, there are no known or contemplated proceedings that require disclosure under Item 103 of Regulation S-K.

On March 26, 2019, a shareholder derivative complaint was filed in the United States District Court for the Southern District of New York against the Company, as well as four of its current directors, styled Heng Ren Silk Road Investments LLC, Heng Ren Investments LP, derivatively on behalf of Sino Agro Food Inc. v. Sino Agro Food Inc., Lee Yip Kun Solomon, Tan Poay Teik, Chen Bor Hann, Lim Chang Soh, and Sino Agro Food Inc., as the nominal defendant (Case No.: 1:19-cv-02680) (the “Complaint”).

The Court granted approval to the settlement of the derivative complain between the plaintiff and the Company on October 13th 2019.

ITEM 1A. RISK FACTORS

Not applicable

ITEM 2. UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

During the period covered by this report, there has not been any share issued.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES

None

ITEM 4. MINE SAFETY DISCLOSURES

Not applicable.

ITEM 5. OTHER INFORMATION

None

ITEM 6. EXHIBITS

Exhibit No.	Description of Exhibits

31.1	Section 302 Certification of Principal Executive Officer*
31.2	Section 302 Certification of Principal Financial Officer*
32.1	Section 906 Certification of Principal Executive Officer and Principal Financial Officer**
101.INS	Inline XBRL Instance Document*
101.SCH	Inline XBRL Taxonomy Extension Schema Document*
101.CAL	Inline XBRL Taxonomy Calculation Linkbase Document*
101.LAB	Inline XBRL Taxonomy Labels Linkbase Document*
101.PRE	Inline XBRL Taxonomy Presentation Linkbase Document*
101.DEF	Inline XBRL Definition Linkbase Document*
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).*

*	filed herewith

**	furnished herewith

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SINO AGRO FOOD, INC.

November 15, 2021	By:	/s/ LEE YIP KUN SOLOMON
Lee Yip Kun Solomon Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

November 15, 2021	By:	/s/ Lee Yip Kun Solomon
Lee Yip Kun Solomon
Chief Executive Officer, Director

November 15, 2021	By:	/s/ Tan Poay Teik
Tan Poay Teik
Chief Marketing Officer and Director

November 15, 2021	By:	/s/ Chen Bor Hann
Chen Bor Hann
Corporate Secretary and Director

November 15, 2021	By:	/s/ COLANUKUDURU RAVINDRAN
Colanukuduru Ravindran Director

November 15, 2021	By:	/s/ MUSON CHEUNG
Muson Cheung Director

November 15, 2021	By:	/s/ HENRY SUN
Henry Sun Director

Exhibit 31.1

Certification of the Chief Executive Officer

I, LEE YIP KUN SOLOMON, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 of Sino Agro Food, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:

a)	designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)	designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

5.	The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a)	all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: November 15, 2021

By:	/s/ Lee Yip Kun Solomon
	Name:	Lee Yip Kun Solomon
	Title:	Chief Executive Officer
(Principal Executive Officer)

Exhibit 31.2

Certification of the Chief Financial Officer

I, Dan Ritchey, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 of Sino Agro Food, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:

a)	designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)	designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

5.	The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a)	all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: November 15, 2021

By:	/s/ Lee Yip Kun Solomon
	Name:	Lee Yip Kun Solomon
	Title:	Chief Financial Officer
(Principal Financial Officer)

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sino Agro Food, Inc. (the “Registrant”) on Form 10-Q for the period ended September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lee Yip Kun Solomon, Principal Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 15, 2021

	By:	/s/ Lee Yip Kun Solomon
		Name:	Lee Yip Kun Solomon
		Title:	Chief Executive Officer

In connection with the Quarterly Report of Sino Agro Food, Inc. (the “Registrant”) on Form 10-Q for the period ended September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lee Solomon Yip Kun Principal Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 15, 2021

	By:	/s/ Lee Yip Kun Solomon
		Name:	Lee Yip Kun Solomon
		Title:	Chief Financial Officer